Exhibit 99.1

Prudential Financial, Inc. (PRU)

Adjusted as of January 15, 2025

Quarterly Financial Supplement

Third Quarter 2024

Reference is made to Prudential Financial, Inc.'s (PFI) filings with the Securities and Exchange Commission for general information and consolidated financial information. All financial information in this document is unaudited.

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ii

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2024

During the fourth quarter of 2024, the Company identified an immaterial error in the application of adjusted operating income, its segment measure of performance, which resulted in an overstatement thereof for indexed variable and fixed annuity products within the Retirement Strategies segment, in the first three quarters of 2024 and each of the four quarters of 2023. As a result, the Company has decided to voluntarily revise its historical adjusted operating income for the relevant periods, resulting in a decrease in after-tax adjusted operating income of $115 million or $0.31 per Common share for the nine months ended September 30, 2024, and $24 million or $0.07 per Common share for the nine months ended September 30, 2023, compared to previously reported amounts. These revisions had no impact to GAAP net income, book value, statutory results, or the historical or expected future cash flows of these products.

The Company furnishes herewith, as Exhibit 99.1, a revised Quarterly Financial Supplement (unaudited) for the quarter ended September 30, 2024 to provide additional information regarding these revisions. The updates made for these revisions are highlighted in yellow throughout. Except as expressly described above, there have been no other changes to the previously issued supplement for the quarter ended September 30, 2024. In addition, except as specifically described above, the revised supplement does not reflect events occurring after the original filing thereof, nor does it modify or update disclosures therein in any way other than as required to reflect the revisions described above. The unaudited supplemental financial information included in Exhibit 99.1 has been prepared by, and is the responsibility of, the Company's management. This information should be read together with the consolidated financial statements and the related notes thereto and "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in the Company's Quarterly Report on Form 10-Q, filed on October 31, 2024, and the Company's other filings with the SEC.

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Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2024

FINANCIAL METRICS SUMMARY
(in millions, except per share and return on equity data)

	2023		2024			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2023	2024	% change

Earnings
Adjusted operating income (loss) before income taxes:
PGIM	211	172	169	206	241	541	616	14%
U.S. Businesses	1,069	964	805	1,023	1,040	2,773	2,868	3%
International Businesses	811	748	896	702	766	2,435	2,364	-3%
Corporate and Other	(438)	(653)	(435)	(371)	(487)	(1,381)	(1,293)	6%
Total adjusted operating income before income taxes	1,653	1,231	1,435	1,560	1,560	4,368	4,555	4%
Income taxes, applicable to adjusted operating income	335	305	320	363	352	914	1,035	13%
After-tax adjusted operating income	1,318	926	1,115	1,197	1,208	3,454	3,520	2%
Income (loss) attributable to Prudential Financial, Inc.	(802)	1,317	1,138	1,198	448	1,171	2,784	138%
Return on Equity
Operating Return on Average Equity (based on adjusted operating income) (1)	15.1%	10.7%	12.7%	13.5%	13.6%	13.1%	13.3%
Return on Average Equity (based on net income (loss))	-11.8%	19.6%	16.5%	17.4%	6.1%	5.4%	13.1%
Distributions to Shareholders
Dividends paid	461	458	476	475	471	1,392	1,422	2%
Share repurchases	250	250	250	250	250	750	750	—%
Total capital returned	711	708	726	725	721	2,142	2,172	1%
Per Share Data
Net income (loss) - diluted (2)	(2.23)	3.61	3.12	3.28	1.24	3.15	7.64	143%
Adjusted Operating Income - diluted	3.58	2.54	3.05	3.28	3.33	9.33	9.67	4%
Shareholder dividends	1.25	1.25	1.30	1.30	1.30	3.75	3.90	4%
GAAP book value - diluted	70.82	76.77	75.00	77.51	84.47
Adjusted book value - diluted (3)	94.19	96.64	97.03	98.42	98.71
Shares Outstanding
Weighted average number of common shares - basic	362.6	360.3	359.0	358.8	356.9	364.6	358.3	-2%
Weighted average number of common shares - diluted	363.8	361.0	360.5	360.5	358.7	365.8	359.9	-2%
End of period common shares - basic	361.3	359.2	359.1	357.7	355.9
End of period common shares - diluted	364.5	362.4	362.8	361.4	360.1

__________
(1) Operating Return on Average Equity (based on adjusted operating income) is a non-GAAP measure and represents adjusted operating income after-tax, annualized for interim periods, divided by average Prudential Financial, Inc. equity excluding accumulated other comprehensive income, adjusted to remove amounts included for foreign currency exchange rate remeasurement and the cumulative change in fair value of funds withheld embedded derivatives as described on page 3.
(2) For the three months ended September 30, 2023 weighted average shares for basic earnings per share is used for calculating diluted earnings per share because dilutive shares and dilutive earnings per share are not applicable when a net loss is reported. As a result of the net loss attributable to Prudential Financial available to holders of Common Stock for the three months ended September 30, 2023 all potential stock options and compensation programs were considered antidilutive.
(3) Adjusted book value is calculated as total equity (GAAP book value) excluding accumulated other comprehensive income (loss), the cumulative effect of foreign currency exchange rate remeasurements and currency translation adjustments corresponding to realized investment gains and losses, and the cumulative change in fair value of funds withheld and modified coinsurance embedded derivatives as described on page 3.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2024

FINANCIAL HIGHLIGHTS
(in millions, except per share data)

	2023		2024			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2023	2024

Earnings per share of Common Stock (diluted):
After-tax adjusted operating income	3.58	2.54	3.05	3.28	3.33	9.33	9.67
Reconciling items:
Realized investment gains (losses), net, and related charges and adjustments	(6.79)	0.94	(0.17)	0.49	(2.05)	(7.79)	(1.74)
Change in value of market risk benefits, net of related hedging gains (losses)	(0.69)	0.60	0.34	(0.82)	(0.41)	(0.44)	(0.89)
Market experience updates	0.39	(0.22)	(0.09)	0.13	(0.35)	0.51	(0.31)
Divested and Run-off Businesses:
Closed Block division	0.01	(0.14)	(0.01)	(0.17)	0.01	(0.14)	(0.17)
Other Divested and Run-off Businesses	(0.31)	0.12	(0.10)	0.11	0.13	(0.06)	0.14
Difference in earnings allocated to participating unvested share-based payment awards	0.03	(0.01)	—	—	0.02	0.06	0.02
Other adjustments (1)	(0.02)	(0.03)	(0.02)	(0.01)	(0.01)	(0.07)	(0.04)
Total reconciling items, before income taxes	(7.38)	1.26	(0.05)	(0.27)	(2.66)	(7.93)	(2.99)
Income taxes, not applicable to adjusted operating income	(1.57)	0.19	(0.12)	(0.27)	(0.57)	(1.75)	(0.96)
Total reconciling items, after income taxes	(5.81)	1.07	0.07	—	(2.09)	(6.18)	(2.03)
Net income (loss) attributable to Prudential Financial, Inc.	(2.23)	3.61	3.12	3.28	1.24	3.15	7.64
Weighted average number of outstanding common shares - basic	362.6	360.3	359.0	358.8	356.9	364.6	358.3
Weighted average number of outstanding common shares - diluted	363.8	361.0	360.5	360.5	358.7	365.8	359.9
For earnings per share of Common Stock calculation:
Net income (loss) attributable to Prudential Financial, Inc.	(802)	1,317	1,138	1,198	448	1,171	2,784
Less: Earnings allocated to participating unvested share-based payment awards	5	14	15	14	5	17	33
Net income (loss) attributable to Prudential Financial, Inc. for earnings per share of Common Stock calculation	(807)	1,303	1,123	1,184	443	1,154	2,751
After-tax adjusted operating income	1,318	926	1,115	1,197	1,208	3,454	3,520
Less: Earnings allocated to participating unvested share-based payment awards	15	10	15	13	13	40	41
After-tax adjusted operating income for earnings per share of Common Stock calculation	1,303	916	1,100	1,184	1,195	3,414	3,479

___________

(1) Represents adjustments not included in the above reconciling items, including certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2024

OTHER FINANCIAL HIGHLIGHTS
(in millions, except per share data)

	2023		2024
	3Q	4Q	1Q	2Q	3Q

Capitalization Data (1):
Senior debt:
Short-term debt	615	618	585	588	950
Long-term debt	10,787	10,788	10,786	10,771	10,487
Junior subordinated long-term debt	8,090	8,094	8,582	8,582	8,589
Prudential Financial, Inc. Equity:
GAAP book value (total PFI equity) at end of period	25,814	27,820	27,209	28,013	30,416
Less: Accumulated other comprehensive income (AOCI)	(7,831)	(6,504)	(7,661)	(7,444)	(4,844)
GAAP book value excluding AOCI (2)	33,645	34,324	34,870	35,457	35,260
Less: Cumulative change in fair value of funds withheld embedded derivatives (3)	—	(181)	14	178	(238)
Less: Cumulative effect of foreign exchange rate remeasurement and currency translation adjustments corresponding to realized gains (losses) (4)	(687)	(518)	(345)	(291)	(49)
Adjusted book value	34,332	35,023	35,201	35,570	35,547
Book Value per Share of Common Stock:
GAAP book value per common share - diluted	70.82	76.77	75.00	77.51	84.47
GAAP book value excluding AOCI per share - diluted (2)	92.30	94.71	96.11	98.11	97.92
Adjusted book value per common share - diluted	94.19	96.64	97.03	98.42	98.71
End of period number of common shares - diluted	364.5	362.4	362.8	361.4	360.1
Common Stock Price Range (based on closing price):
High	99.14	105.21	117.40	121.31	127.32
Low	88.66	88.61	101.84	107.35	105.53
Close	94.89	103.71	117.40	117.19	121.10
Common Stock market capitalization (1)	34,284	37,253	42,158	41,919	43,099

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(1) As of end of period.
(2) Foreign currency translation adjustments and the cumulative impact of foreign currency exchange rate remeasurement, except for those items remeasured through net income (loss), are a component of accumulated other comprehensive income.
(3) Amount represents the cumulative change in fair value of funds withheld embedded derivatives related to unrealized gains and losses on available-for-sale securities and certain derivatives associated with customer liabilities reinsured under coinsurance with funds withheld and modified coinsurance arrangements.
(4) Includes the cumulative impact of net gains and losses resulting from foreign currency exchange rate remeasurement and associated realized investment gains and losses included in net income (loss) and currency translation adjustments corresponding to realized investment gains and losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2024

OPERATIONS HIGHLIGHTS

	2023		2024
	3Q	4Q	1Q	2Q	3Q

Assets Under Management and Administration (in billions) (1)(2):
PGIM:
Institutional customers	547.6	582.6	616.6	604.4	630.4
Retail customers	312.5	330.3	345.4	349.9	361.9
General account	358.5	385.2	379.4	373.8	407.6
Total PGIM	1,218.6	1,298.1	1,341.4	1,328.1	1,399.9
U.S. Businesses	116.5	123.9	126.3	124.6	128.6
International Businesses	16.4	17.9	18.2	17.9	18.1
Corporate and Other	9.8	9.7	10.4	11.4	11.3
Total assets under management	1,361.3	1,449.6	1,496.3	1,482.0	1,557.9
Assets under administration	164.7	181.5	182.6	183.9	189.8
Total assets under management and administration	1,526.0	1,631.1	1,678.9	1,665.9	1,747.7
Distribution Representatives (1):
Prudential Advisors	2,681	2,660	2,752	2,821	2,877
International Life Planners	5,917	5,856	5,855	5,836	5,900
Gibraltar Life Consultants	6,736	6,808	6,792	6,724	6,861

__________
(1) As of end of period.
(2) At fair market value.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2024

COMBINED STATEMENTS OF OPERATIONS
(in millions)

	2023		2024			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2023	2024	% change

Revenues (1):
Premiums	3,659	6,364	15,006	7,277	12,527	18,860	34,810	85%
Policy charges and fee income	1,060	1,059	1,056	1,061	1,098	3,165	3,215	2%
Net investment income	3,892	3,918	4,120	4,218	4,436	11,375	12,774	12%
Asset management fees, commissions and other income	1,437	1,532	1,524	1,293	1,428	4,217	4,245	1%
Total revenues	10,048	12,873	21,706	13,849	19,489	37,617	55,044	46%
Benefits and expenses (1):
Insurance and annuity benefits	4,348	7,130	15,774	8,137	13,321	20,867	37,232	78%
Change in estimates of liability for future policy benefits	49	20	15	(29)	66	230	52	-77%
Interest credited to policyholders' account balances	827	867	902	952	1,038	2,379	2,892	22%
Interest expense	419	439	529	480	485	1,315	1,494	14%
Deferral of acquisition costs	(576)	(637)	(647)	(614)	(636)	(1,691)	(1,897)	-12%
Amortization of acquisition costs	351	356	362	363	356	1,061	1,081	2%
General and administrative expenses	2,977	3,467	3,336	3,000	3,299	9,088	9,635	6%
Total benefits and expenses	8,395	11,642	20,271	12,289	17,929	33,249	50,489	52%
Adjusted operating income before income taxes	1,653	1,231	1,435	1,560	1,560	4,368	4,555	4%
Income taxes, applicable to adjusted operating income	335	305	320	363	352	914	1,035	13%
After-tax adjusted operating income	1,318	926	1,115	1,197	1,208	3,454	3,520	2%
Reconciling items:
Realized investment gains (losses), net, and related charges and adjustments	(2,472)	338	(63)	175	(737)	(2,848)	(625)	78%
Change in value of market risk benefits, net of related hedging gains (losses)	(251)	216	123	(297)	(146)	(160)	(320)	-100%
Market experience updates	143	(78)	(32)	47	(127)	188	(112)	-160%
Divested and Run-off Businesses:
Closed Block division	2	(50)	(3)	(60)	2	(50)	(61)	-22%
Other Divested and Run-off Businesses	(113)	43	(35)	38	47	(22)	50	327%
Equity in earnings of joint ventures and other operating entities, and earnings attributable to noncontrolling interests	(11)	(26)	(27)	(43)	(43)	(42)	(113)	-169%
Other adjustments (2)	(9)	(12)	(8)	(5)	(3)	(24)	(16)	33%
Total reconciling items, before income taxes	(2,711)	431	(45)	(145)	(1,007)	(2,958)	(1,197)	60%
Income taxes, not applicable to adjusted operating income	(586)	54	(31)	(99)	(212)	(660)	(342)	48%
Total reconciling items, after income taxes	(2,125)	377	(14)	(46)	(795)	(2,298)	(855)	63%
Income (loss) before income taxes and equity in earnings of joint ventures and other operating entities	(1,058)	1,662	1,390	1,415	553	1,410	3,358	138%
Income tax expense (benefit)	(251)	359	289	264	140	254	693	173%
Income (loss) before equity in earnings of joint ventures and other operating entities	(807)	1,303	1,101	1,151	413	1,156	2,665	131%
Equity in earnings of joint ventures and other operating entities, net of taxes and earnings attributable to noncontrolling interests	5	14	37	47	35	15	119	693%
Income (loss) attributable to Prudential Financial, Inc.	(802)	1,317	1,138	1,198	448	1,171	2,784	138%
Earnings attributable to noncontrolling interests	11	9	13	(27)	3	11	(11)	-200%
Net income (loss)	(791)	1,326	1,151	1,171	451	1,182	2,773	135%
Less: Income (loss) attributable to noncontrolling interests	11	9	13	(27)	3	11	(11)	-200%
Net income (loss) attributable to Prudential Financial, Inc.	(802)	1,317	1,138	1,198	448	1,171	2,784	138%
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(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on assets supporting experience-rated contractholder liabilities, change in value of market risk benefits, net of related hedging gains (losses), revenues of Divested and Run-off Businesses, and include revenues representing equity in earnings of joint ventures and other operating entities other than those classified as Divested and Run-off Businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes, benefits and expenses of Divested and Run-off Businesses, and certain components of acquisitions, including the Assurance IQ acquisition which are recognized as compensation expense over the requisite service periods and include charges for income attributable to noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates. See pages 35-38 for reconciliation.
(2) Represents adjustments not included in the above reconciling items, including certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2024

CONSOLIDATED BALANCE SHEETS
(in millions)

	09/30/2023	12/31/2023	03/31/2024	06/30/2024	09/30/2024

Assets:
Investments:
Fixed maturities, available-for-sale, at fair value	295,318	316,321	318,510	311,092	340,730
Fixed maturities, held-to-maturity, at amortized cost, net of allowance for credit losses	—	—	—	—	—
Fixed maturities, trading, at fair value	7,129	9,790	10,288	10,250	12,065
Assets supporting experience-rated contractholder liabilities, at fair value	2,943	3,168	3,359	3,351	3,654
Equity securities, at fair value	7,039	8,242	7,224	7,098	6,771
Commercial mortgage and other loans	57,908	59,305	58,781	60,243	62,573
Policy loans	9,959	10,047	9,907	9,739	9,947
Other invested assets	21,868	22,855	24,227	24,634	25,367
Short-term investments	5,072	5,005	5,953	6,241	8,010
Total investments	407,236	434,733	438,249	432,648	469,117
Cash and cash equivalents	16,892	19,419	18,735	17,111	20,198
Accrued investment income	3,191	3,287	3,361	3,434	3,566
Deferred policy acquisition costs	20,394	20,856	20,613	20,564	21,182
Value of business acquired	514	530	484	446	488
Market risk benefit assets	2,200	1,981	2,225	2,233	2,134
Reinsurance recoverables and deposit receivables	25,941	27,311	27,929	27,746	29,633
Income tax assets	1,108	939	958	856	479
Other assets	13,136	13,179	13,205	13,299	12,947
Separate account assets	190,642	198,888	200,064	196,859	200,550
Total assets	681,254	721,123	725,823	715,196	760,294
Liabilities:
Future policy benefits	253,551	273,281	272,790	262,330	285,474
Policyholders' account balances	140,788	147,018	151,810	154,991	164,088
Market risk benefit liabilities	4,660	5,467	4,624	4,592	5,178
Reinsurance and funds withheld payables	14,199	15,729	15,746	15,604	17,443
Securities sold under agreements to repurchase	5,547	6,056	6,563	6,929	7,455
Cash collateral for loaned securities	6,067	6,477	6,978	7,050	8,471
Income tax liabilities	—	—	—	—	—
Short-term debt	615	618	585	588	950
Long-term debt	18,877	18,882	19,368	19,353	19,076
Other liabilities	18,155	17,546	16,749	15,621	17,578
Notes issued by consolidated variable interest entities	791	1,374	1,132	1,174	1,456
Separate account liabilities	190,642	198,888	200,064	196,859	200,550
Total liabilities	653,892	691,336	696,409	685,091	727,719
Mezzanine Equity:
Redeemable noncontrolling interests	414	524	544	545	560
Total mezzanine equity	414	524	544	545	560
Equity:
Accumulated other comprehensive loss	(7,831)	(6,504)	(7,661)	(7,444)	(4,844)
Other equity (1)	33,645	34,324	34,870	35,457	35,260
Total Prudential Financial, Inc. equity	25,814	27,820	27,209	28,013	30,416
Noncontrolling interests	1,133	1,443	1,661	1,547	1,599
Total equity	26,947	29,263	28,870	29,560	32,015
Total liabilities, mezzanine equity and equity	681,253	721,123	725,823	715,196	760,294

____________
(1) Includes $(238) million, $178 million, $(14) million and $181 million of cumulative change in fair value of funds withheld and modified coinsurance embedded derivatives as described on page 3, as of September 30, 2024, June 30, 2024, March 31, 2024 and December 31, 2023, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2024

COMBINING BALANCE SHEETS
(in millions)
	As of September 30, 2024

	Consolidated PFI	Closed Block Division	PFI Excluding Closed Block Division	PGIM	U.S. Businesses	International Businesses	Corporate and Other
Assets:
Total investments	469,117	49,519	419,598	3,833	213,476	171,025	31,264
Deferred policy acquisition costs	21,182	159	21,023	—	12,016	9,558	(551)
Other assets	69,445	1,246	68,199	4,714	46,213	12,713	4,559
Separate account assets	200,550	—	200,550	29,331	174,779	—	(3,560)
Total assets	760,294	50,924	709,370	37,878	446,484	193,296	31,712
Liabilities:
Future policy benefits	285,474	42,683	242,791	—	123,199	110,175	9,417
Policyholders' account balances	164,088	4,391	159,697	—	99,599	55,841	4,257
Debt	20,026	—	20,026	1,565	7,206	106	11,149
Other liabilities	57,581	5,412	52,169	3,565	26,182	8,494	13,928
Separate account liabilities	200,550	—	200,550	29,331	174,779	—	(3,560)
Total liabilities	727,719	52,486	675,233	34,461	430,965	174,616	35,191
Mezzanine Equity:
Redeemable noncontrolling interests	560	—	560	393	—	—	167
Total mezzanine equity	560	—	560	393	—	—	167
Equity:
Accumulated other comprehensive loss	(4,844)	(143)	(4,701)	(77)	(410)	(1,989)	(2,225)
Other equity (1)	35,260	(1,430)	36,690	2,844	15,849	20,639	(2,642)
Total Prudential Financial, Inc. equity	30,416	(1,573)	31,989	2,767	15,439	18,650	(4,867)
Noncontrolling interests	1,599	11	1,588	257	80	30	1,221
Total equity	32,015	(1,562)	33,577	3,024	15,519	18,680	(3,646)
Total liabilities, mezzanine equity and equity	760,294	50,924	709,370	37,878	446,484	193,296	31,712

	As of December 31, 2023

	Consolidated PFI	Closed Block Division	PFI Excluding Closed Block Division	PGIM	U.S. Businesses	International Businesses	Corporate and Other
Assets:
Total investments	434,733	49,336	385,397	4,906	184,264	169,531	26,696
Deferred policy acquisition costs	20,856	168	20,688	—	11,757	9,351	(420)
Other assets	66,646	1,584	65,062	4,511	41,498	12,342	6,711
Separate account assets	198,888	—	198,888	32,647	169,386	—	(3,145)
Total assets	721,123	51,088	670,035	42,064	406,905	191,224	29,842
Liabilities:
Future policy benefits	273,281	43,587	229,694	—	107,007	113,501	9,186
Policyholders' account balances	147,018	4,500	142,518	—	85,983	51,941	4,594
Debt	19,500	—	19,500	1,577	7,360	72	10,491
Other liabilities	52,649	4,539	48,110	3,095	21,668	8,267	15,080
Separate account liabilities	198,888	—	198,888	32,647	169,386	—	(3,145)
Total liabilities	691,336	52,626	638,710	37,319	391,404	173,781	36,206
Mezzanine Equity:
Redeemable noncontrolling interest	524	—	524	524	—	—	—
Total mezzanine equity	524	—	524	524	—	—	—
Equity:
Accumulated other comprehensive loss	(6,504)	(144)	(6,360)	(86)	(1,862)	(1,922)	(2,490)
Other equity (1)	34,324	(1,405)	35,729	2,768	17,281	19,335	(3,655)
Total Prudential Financial, Inc. equity	27,820	(1,549)	29,369	2,682	15,419	17,413	(6,145)
Noncontrolling interests	1,443	11	1,432	1,539	82	30	(219)
Total equity	29,263	(1,538)	30,801	4,221	15,501	17,443	(6,364)
Total liabilities, mezzanine equity and equity	721,123	51,088	670,035	42,064	406,905	191,224	29,842

____________
(1) Corporate and Other includes $(238) million and $181 million of cumulative change in fair value of funds withheld and modified coinsurance embedded derivatives as described on page 3, as of September 30, 2024 and December 31, 2023, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2024

SHORT-TERM AND LONG-TERM DEBT - UNAFFILIATED
(in millions)

	As of September 30, 2024				As of December 31, 2023
	Senior Debt				Senior Debt
	Short-term Debt	Long-term Debt	Junior Subordinated Long-term Debt	Total Debt	Short-term Debt	Long-term Debt	Junior Subordinated Long-term Debt	Total Debt

Borrowings by use of proceeds:
Capital Debt	347	4,571	8,589	13,507	—	4,869	8,094	12,963
Operating Debt	519	5,594	—	6,113	535	5,589	—	6,124
Limited recourse and non-recourse borrowing	84	322	—	406	83	330	—	413
Total Debt	950	10,487	8,589	20,026	618	10,788	8,094	19,500

	As of September 30, 2024				As of December 31, 2023
	Prudential Financial, Inc.	The Prudential Insurance Company of America (1)(2)	Other Affiliates	Total Debt	Prudential Financial, Inc.	The Prudential Insurance Company of America (1)(2)	Other Affiliates	Total Debt

Borrowings by sources:
Capital Debt	13,117	347	43	13,507	12,573	346	44	12,963
Operating Debt	5,619	494	—	6,113	5,614	510	—	6,124
Limited recourse and non-recourse borrowing	—	84	322	406	—	130	283	413
Total Debt	18,736	925	365	20,026	18,187	986	327	19,500

__________

(1) Includes Prudential Funding, LLC.
(2) Capital Debt at The Prudential Insurance Company of America includes $347 million of surplus notes as of September 30, 2024 and $346 million as of December 31, 2023.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2024

STATEMENTS OF OPERATIONS - PGIM
(in millions)

	2023		2024			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2023	2024	% change

Revenues (1):
Premiums	—	—	—	—	—	—	—	—
Policy charges and fee income	—	—	—	—	—	—	—	—
Net investment income	42	79	(43)	14	16	189	(13)	-107%
Asset management fees, commissions and other income	934	836	1,033	949	1,005	2,534	2,987	18%
Total revenues	976	915	990	963	1,021	2,723	2,974	9%
Benefits and expenses (1):
Insurance and annuity benefits	—	—	—	—	—	—	—	—
Change in estimates of liability for future policy benefits	—	—	—	—	—	—	—	—
Interest credited to policyholders' account balances	—	—	—	—	—	—	—	—
Interest expense	28	29	24	26	30	84	80	-5%
Deferral of acquisition costs	(1)	—	(1)	—	—	(2)	(1)	50%
Amortization of acquisition costs	—	1	1	—	1	1	2	100%
General and administrative expenses	738	713	797	731	749	2,099	2,277	8%
Total benefits and expenses	765	743	821	757	780	2,182	2,358	8%
Adjusted operating income before income taxes	211	172	169	206	241	541	616	14%
Total revenues	976	915	990	963	1,021	2,723	2,974	9%
Less: Passthrough distribution revenue	20	19	21	22	23	59	66	12%
Less: Revenue associated with consolidations	62	16	23	10	24	69	57	-17%
Total adjusted revenues (2)	894	880	946	931	974	2,595	2,851	10%
Adjusted operating margin (2)(3)	23.6%	19.5%	17.9%	22.1%	24.7%	20.8%	21.6%

__________

(1) Revenues exclude realized investment gains, net of losses. Benefits and expenses include charges for income attributable to noncontrolling interests and exclude certain components of the consideration for acquisitions.
(2) Not calculated in accordance with GAAP. Adjusted revenue excludes passthrough distribution revenue and revenue associated with consolidations. Adjusted operating income before income taxes as a percentage of total adjusted revenues.
(3) Reported Operating Margin based on total revenues is 23.6%, 21.4%, 17.1%, 18.8%, and 21.6% for the three months ended September 30, 2024, June 30, 2024, March 31, 2024, December 31, 2023, and September 30, 2023, respectively, and 20.7% and 19.9% for nine months ended September 30, 2024 and September 30, 2023, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2024

PGIM - SUPPLEMENTARY REVENUE AND ASSETS UNDER MANAGEMENT INFORMATION

	2023		2024			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2023	2024	% change

Supplementary Revenue Information (in millions):
Analysis of revenues by type:
Asset management fees	738	735	774	777	803	2,184	2,354	8%
Other related revenues (1)	71	66	93	71	90	181	254	40%
Service, distribution and other revenues	167	114	123	115	128	358	366	2%
Total PGIM revenues	976	915	990	963	1,021	2,723	2,974	9%
Analysis of asset management fees by source:
Institutional customers	363	366	378	377	385	1,082	1,140	5%
Retail customers	261	257	276	281	293	757	850	12%
General account	114	112	120	119	125	345	364	6%
Total asset management fees	738	735	774	777	803	2,184	2,354	8%

Supplementary Assets Under Management Information (at fair market value) (in billions):
	September 30, 2024
	Public Equity	Public Fixed Income	Real Estate	Private Credit and Other Alternatives	Multi-Asset	Total
Institutional customers	73.9	452.5	68.2	33.6	2.2	630.4
Retail customers	136.5	153.1	2.3	0.5	69.5	361.9
General account	3.3	257.8	61.3	85.1	0.1	407.6
Total	213.7	863.4	131.8	119.2	71.8	1,399.9

	September 30, 2023
	Public Equity	Public Fixed Income	Real Estate	Private Credit and Other Alternatives	Multi-Asset	Total
Institutional customers	56.2	387.2	70.5	32.4	1.3	547.6
Retail customers	108.1	131.6	2.2	0.9	69.7	312.5
General account	3.6	228.6	54.4	71.9	—	358.5
Total	167.9	747.4	127.1	105.2	71.0	1,218.6
__________
(1) Other related revenues, net of related expenses are $45 million, $39 million, $56 million, $36 million, and $37 million for the three months ended September 30, 2024, June 30, 2024, March 31, 2024, December 31, 2023, and September 30, 2023, respectively, and $140 million and $96 million for the nine months ended September 30, 2024 and September 30, 2023, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2024

PGIM - SUPPLEMENTARY ASSETS UNDER MANAGEMENT INFORMATION
(in billions)

	2023		2024			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2023	2024

Institutional Customers - Assets Under Management (at fair market value):
Beginning assets under management	536.7	528.6	562.7	596.9	585.2	528.9	562.7
Additions	14.4	20.5	45.2	16.9	15.7	47.2	77.8
Withdrawals	(18.2)	(26.8)	(19.1)	(25.8)	(20.2)	(64.2)	(65.1)
Net institutional additions (withdrawals), excluding money market activity	(3.8)	(6.3)	26.1	(8.9)	(4.5)	(17.0)	12.7
Change in market value	(13.8)	36.7	3.2	0.9	30.6	6.9	34.7
Net money market flows	0.1	(1.1)	0.2	(0.1)	(2.8)	(0.4)	(2.7)
Other (1)	9.4	4.8	4.7	(3.6)	1.8	10.2	2.9
Ending assets under management	528.6	562.7	596.9	585.2	610.3	528.6	610.3
Affiliated institutional assets under management	19.0	19.9	19.7	19.2	20.1	19.0	20.1
Total assets managed for institutional customers at end of period	547.6	582.6	616.6	604.4	630.4	547.6	630.4
Retail Customers - Assets Under Management (at fair market value):
Beginning assets under management	209.4	203.1	215.5	228.1	234.5	191.7	215.5
Additions	11.9	14.8	15.7	14.5	16.4	37.1	46.6
Withdrawals	(13.8)	(22.0)	(15.2)	(15.1)	(15.1)	(45.0)	(45.4)
Net retail additions (withdrawals), excluding money market activity	(1.9)	(7.2)	0.5	(0.6)	1.3	(7.9)	1.2
Change in market value	(4.7)	19.5	12.2	6.7	9.4	19.2	28.3
Net money market flows	0.7	0.3	0.3	0.5	0.2	1.3	1.0
Other	(0.4)	(0.2)	(0.4)	(0.2)	(0.3)	(1.2)	(0.9)
Ending assets under management	203.1	215.5	228.1	234.5	245.1	203.1	245.1
Affiliated retail assets under management	109.4	114.8	117.3	115.4	116.8	109.4	116.8
Total assets managed for retail customers at end of period	312.5	330.3	345.4	349.9	361.9	312.5	361.9

__________
(1) Third quarter 2023 includes $9.5 billion related to the reinsurance of in-force structured settlement annuities business to Prismic Life Reinsurance, Ltd., which were previously included in General Account assets under management. First quarter 2024 includes $5.8 billion related to the reinsurance of certain guaranteed universal life policies to Somerset Reinsurance Ltd., which were previously included in General Account assets under management. Second quarter 2024 includes a decrease of assets associated with PGIM Wadhwani LLP, a business now reflected in Divested and Run-off Businesses and included in Corporate and Other assets under management.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2024

COMBINED STATEMENTS OF OPERATIONS - U.S. BUSINESSES
(in millions)

	2023		2024			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2023	2024	% change

Revenues (1):
Premiums	550	3,505	11,869	4,282	9,686	8,916	25,837	190%
Policy charges and fee income	997	990	990	995	1,029	2,979	3,014	1%
Net investment income	2,355	2,281	2,478	2,528	2,666	6,725	7,672	14%
Asset management fees, commissions and other income	641	705	636	605	599	2,020	1,840	-9%
Total revenues	4,543	7,481	15,973	8,410	13,980	20,640	38,363	86%
Benefits and expenses (1):
Insurance and annuity benefits	1,601	4,607	13,007	5,692	10,743	12,319	29,442	139%
Change in estimates of liability for future policy benefits	33	(29)	(9)	(381)	64	(85)	(326)	-284%
Interest credited to policyholders' account balances	563	581	601	643	703	1,609	1,947	21%
Interest expense	226	253	333	282	294	726	909	25%
Deferral of acquisition costs	(307)	(349)	(370)	(402)	(416)	(876)	(1,188)	-36%
Amortization of acquisition costs	204	209	212	212	213	621	637	3%
General and administrative expenses	1,154	1,245	1,394	1,341	1,339	3,553	4,074	15%
Total benefits and expenses	3,474	6,517	15,168	7,387	12,940	17,867	35,495	99%
Adjusted operating income before income taxes	1,069	964	805	1,023	1,040	2,773	2,868	3%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on assets supporting experience-rated contractholder liabilities, and change in value of market risk benefits, net of related hedging gains (losses). Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes, and include charges for income attributable to noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2024

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - RETIREMENT STRATEGIES
(in millions)

	2023		2024			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2023	2024	% change

Revenues (1):
Premiums	(959)	2,041	10,325	2,769	8,153	4,387	21,247	384%
Policy charges and fee income	318	310	312	320	320	970	952	-2%
Net investment income	1,491	1,405	1,536	1,638	1,764	4,229	4,938	17%
Asset management fees, commissions and other income	528	584	586	568	554	1,636	1,708	4%
Total revenues	1,378	4,340	12,759	5,295	10,791	11,222	28,845	157%
Benefits and expenses (1):
Insurance and annuity benefits	(417)	2,615	10,898	3,757	8,768	6,278	23,423	273%
Change in estimates of liability for future policy benefits	31	(25)	11	(468)	47	(168)	(410)	-144%
Interest credited to policyholders' account balances	293	308	355	398	467	804	1,220	52%
Interest expense	14	20	31	28	36	53	95	79%
Deferral of acquisition costs	(117)	(131)	(169)	(179)	(186)	(323)	(534)	-65%
Amortization of acquisition costs	89	90	95	100	102	275	297	8%
General and administrative expenses	563	573	657	670	659	1,680	1,986	18%
Total benefits and expenses	456	3,450	11,878	4,306	9,893	8,599	26,077	203%
Adjusted operating income before income taxes	922	890	881	989	898	2,623	2,768	6%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, and change in value of market risk benefits, net of related hedging gains (losses). Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2024

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - RETIREMENT STRATEGIES - INSTITUTIONAL RETIREMENT STRATEGIES
(in millions)

	2023		2024			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2023	2024	% change

Revenues (1):
Premiums	(979)	2,027	10,297	2,758	8,134	4,315	21,189	391%
Policy charges and fee income	10	7	6	8	10	26	24	-8%
Net investment income	1,098	1,006	1,092	1,142	1,199	3,174	3,433	8%
Asset management fees, commissions and other income	92	143	143	133	130	332	406	22%
Total revenues	221	3,183	11,538	4,041	9,473	7,847	25,052	219%
Benefits and expenses (1):
Insurance and annuity benefits	(438)	2,584	10,858	3,718	8,742	6,175	23,318	278%
Change in estimates of liability for future policy benefits	24	(25)	(3)	(456)	41	(176)	(418)	-138%
Interest credited to policyholders' account balances	146	137	154	153	177	415	484	17%
Interest expense	(6)	1	17	9	12	—	38	—%
Deferral of acquisition costs	(18)	(24)	(19)	(15)	(23)	(51)	(57)	-12%
Amortization of acquisition costs	3	3	2	2	4	13	8	-38%
General and administrative expenses	71	75	88	80	82	208	250	20%
Total benefits and expenses	(218)	2,751	11,097	3,491	9,035	6,584	23,623	259%
Adjusted operating income before income taxes	439	432	441	550	438	1,263	1,429	13%

__________
(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, and change in value of market risk benefits, net of related hedging gains (losses). Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2024

U.S. BUSINESSES - RETIREMENT STRATEGIES - INSTITUTIONAL RETIREMENT STRATEGIES SALES RESULTS AND ACCOUNT VALUES
(in millions)

	2023		2024			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2023	2024

Beginning total account value	258,533	254,933	267,654	274,630	274,128	251,818	267,654
Additions	4,697	14,287	10,990	4,011	11,081	14,211	26,082
Withdrawals and benefits	(7,781)	(6,163)	(6,417)	(6,164)	(6,619)	(19,120)	(19,200)
Net flows	(3,084)	8,124	4,573	(2,153)	4,462	(4,909)	6,882
Change in market value, interest credited and interest income	878	2,565	2,655	1,919	4,476	5,157	9,050
Other (1)	(1,394)	2,032	(252)	(268)	4,763	2,867	4,243
Ending total account value, gross	254,933	267,654	274,630	274,128	287,829	254,933	287,829
Reinsurance ceded	(9,273)	(9,237)	(9,179)	(9,129)	(9,062)	(9,273)	(9,062)
Ending total account value, net	245,660	258,417	265,451	264,999	278,767	245,660	278,767
Amounts included in ending total account value, net above:
Investment-only stable value wraps	65,497	64,098	62,842	61,455	62,189
International reinsurance (2)	88,253	102,544	102,049	102,465	108,927
Group annuities and other products	91,910	91,775	100,560	101,079	107,651
Ending total account value, net	245,660	258,417	265,451	264,999	278,767

__________

(1) Other activity includes the effect of foreign exchange rate changes associated with our United Kingdom international reinsurance business; net presentation of receipts and payments related to funding agreements backed commercial paper which typically have maturities of less than 90 days, and changes in asset balances for externally-managed accounts.
(2) Represents notional amounts based on present value of future benefits under international reinsurance contracts.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2024

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - RETIREMENT STRATEGIES - INDIVIDUAL RETIREMENT STRATEGIES
(in millions)

	2023		2024			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2023	2024	% change

Revenues (1):
Premiums	20	14	28	11	19	72	58	-19%
Policy charges and fee income	308	303	306	312	310	944	928	-2%
Net investment income	393	399	444	496	565	1,055	1,505	43%
Asset management fees, commissions and other income	436	441	443	435	424	1,304	1,302	—%
Total revenues	1,157	1,157	1,221	1,254	1,318	3,375	3,793	12%
Benefits and expenses (1):
Insurance and annuity benefits	21	31	40	39	26	103	105	2%
Change in estimates of liability for future policy benefits	7	—	14	(12)	6	8	8	—%
Interest credited to policyholders' account balances	147	171	201	245	290	389	736	89%
Interest expense	20	19	14	19	24	53	57	8%
Deferral of acquisition costs	(99)	(107)	(150)	(164)	(163)	(272)	(477)	-75%
Amortization of acquisition costs	86	87	93	98	98	262	289	10%
General and administrative expenses	492	498	569	590	577	1,472	1,736	18%
Total benefits and expenses	674	699	781	815	858	2,015	2,454	22%
Adjusted operating income before income taxes	483	458	440	439	460	1,360	1,339	-2%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, and change in value of market risk benefits, net of related hedging gains (losses). Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2024

U.S. BUSINESSES - RETIREMENT STRATEGIES - INDIVIDUAL RETIREMENT STRATEGIES SALES RESULTS AND ACCOUNT VALUES
(in millions)

	2023		2024			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2023	2024

Actively -Sold Protected Investment and Income Product Sales (1):
FlexGuard Suite	1,279	1,263	1,727	2,219	2,244	3,607	6,190
Investment Only VA (2)	48	35	28	39	28	116	95
Fixed	616	804	1,550	1,221	1,346	1,779	4,117
Total	1,943	2,102	3,305	3,479	3,618	5,502	10,402
Actively-Sold Protected Investment and Income Solutions (1):
Beginning total account value	25,970	27,069	30,655	35,257	39,108	21,208	30,655
Sales	1,943	2,102	3,305	3,479	3,618	5,502	10,402
Full surrenders and death benefits	(208)	(239)	(281)	(322)	(351)	(622)	(954)
Sales, net of full surrenders and death benefits	1,735	1,863	3,024	3,157	3,267	4,880	9,448
Partial withdrawals and other benefit payments	(135)	(170)	(181)	(184)	(184)	(401)	(549)
Net flows	1,600	1,693	2,843	2,973	3,083	4,479	8,899
Change in market value, interest credited, and other	(494)	1,901	1,770	891	1,554	1,402	4,215
Policy charges	(7)	(8)	(11)	(13)	(16)	(20)	(40)
Ending total account value, gross	27,069	30,655	35,257	39,108	43,729	27,069	43,729
Reinsurance ceded	(1,552)	(1,694)	(1,986)	(2,205)	(2,494)	(1,552)	(2,494)
Ending total account value, net	25,517	28,961	33,271	36,903	41,235	25,517	41,235
Discontinued Traditional VA and Guaranteed Living Benefit Block (3):
Beginning total account value	100,327	94,021	99,053	99,443	96,267	98,814	99,053
Sales	7	7	9	7	6	24	22
Full surrenders and death benefits	(1,544)	(1,636)	(2,284)	(2,467)	(2,510)	(4,269)	(7,261)
Sales, net of full surrenders and death benefits	(1,537)	(1,629)	(2,275)	(2,460)	(2,504)	(4,245)	(7,239)
Partial withdrawals and other benefit payments	(927)	(1,122)	(1,109)	(1,037)	(1,037)	(2,838)	(3,183)
Net flows	(2,464)	(2,751)	(3,384)	(3,497)	(3,541)	(7,083)	(10,422)
Change in market value and other	(3,298)	8,321	4,311	857	4,924	4,000	10,092
Policy charges	(544)	(538)	(537)	(536)	(534)	(1,710)	(1,607)
Ending total account value, gross	94,021	99,053	99,443	96,267	97,116	94,021	97,116
Reinsurance ceded	(9,432)	(10,103)	(9,702)	(9,271)	(9,526)	(9,432)	(9,526)
Ending total account value, net	84,589	88,950	89,741	86,996	87,590	84,589	87,590

__________
(1) Includes Prudential FlexGuard and FlexGuard Income, Prudential Premier Investment, MyRock, Private Placement Variable Annuity and all fixed annuity products. Excludes discontinued traditional variable annuities and guaranteed living benefits.
(2) Represents variable annuities without guaranteed living benefits including Prudential Premier Investment, MyRock and Private Placement Variable Annuity.
(3) Includes Prudential Highest Daily Income, Prudential Defined Income and other legacy variable products with and without guaranteed minimum income and withdrawal benefits.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2024

U.S. BUSINESSES - RETIREMENT STRATEGIES - INDIVIDUAL RETIREMENT STRATEGIES ACCOUNT VALUE ACTIVITY
(in millions)

	2023		2024			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2023	2024

Account Values in General Account (1):
Beginning balance	26,455	27,613	30,844	35,140	38,942	22,063	30,844
Premiums and deposits	1,856	2,030	3,226	3,373	3,522	5,278	10,121
Full surrenders and death benefits	(121)	(155)	(237)	(266)	(296)	(358)	(799)
Premiums and deposits net of full surrenders and death benefits	1,735	1,875	2,989	3,107	3,226	4,920	9,322
Partial withdrawals and other benefit payments	(148)	(191)	(218)	(221)	(224)	(445)	(663)
Net flows	1,587	1,684	2,771	2,886	3,002	4,475	8,659
Change in market value, interest credited and other	(285)	1,189	1,513	905	960	1,478	3,378
Net transfers (to) from separate account	(142)	360	15	14	451	(399)	480
Policy charges	(2)	(2)	(3)	(3)	(5)	(4)	(11)
Ending balance, gross	27,613	30,844	35,140	38,942	43,350	27,613	43,350
Reinsurance ceded	(1,552)	(1,694)	(1,986)	(2,205)	(2,494)	(1,552)	(2,494)
Ending balance, net	26,061	29,150	33,154	36,737	40,856	26,061	40,856
Account Values in Separate Account (1):
Beginning balance	99,842	93,477	98,864	99,560	96,433	97,959	98,864
Premiums and deposits	94	79	88	113	102	248	303
Full surrenders and death benefits	(1,631)	(1,720)	(2,328)	(2,523)	(2,565)	(4,533)	(7,416)
Premiums and deposits net of full surrenders and death benefits	(1,537)	(1,641)	(2,240)	(2,410)	(2,463)	(4,285)	(7,113)
Partial withdrawals and other benefit payments	(914)	(1,101)	(1,072)	(1,000)	(997)	(2,794)	(3,069)
Net flows	(2,451)	(2,742)	(3,312)	(3,410)	(3,460)	(7,079)	(10,182)
Change in market value, interest credited and other	(3,507)	9,033	4,568	843	5,518	3,924	10,929
Net transfers (to) from general account	142	(360)	(15)	(14)	(451)	399	(480)
Policy charges	(549)	(544)	(545)	(546)	(545)	(1,726)	(1,636)
Ending balance, gross	93,477	98,864	99,560	96,433	97,495	93,477	97,495
Reinsurance ceded	(9,432)	(10,103)	(9,702)	(9,271)	(9,526)	(9,432)	(9,526)
Ending balance, net	84,045	88,761	89,858	87,162	87,969	84,045	87,969

__________
(1) Premiums and deposits, and surrenders and withdrawals, are classified within the general account and separate account for purposes of this presentation based on the allocation of customer funds. For example, premiums allocated by customers to separate account investments at the time of sale, while remitted through the company's general account, are shown as separate account premium in this display, rather than as general account premium and transfers to the separate account.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2024

U.S. BUSINESSES - RETIREMENT STRATEGIES - INDIVIDUAL RETIREMENT STRATEGIES MARKET RISK BENEFIT FEATURES
(in millions)

	2023		2024
	3Q	4Q	1Q	2Q	3Q

MARKET RISK BENEFITS ACCOUNT VALUES AND NET AMOUNT AT RISK (1):
Market Risk Benefits Account Values by Risk Management Design:
Account Values with Auto-Rebalancing Feature - risk retained by Prudential	66,563	70,093	70,679	68,512	68,960
Account Values with Auto-Rebalancing Feature - externally reinsured	2,269	2,315	2,254	2,115	2,115
Account Values without Auto-Rebalancing Feature	23,869	25,244	25,056	24,178	24,561
Total	92,701	97,652	97,989	94,805	95,636
Market Risk Benefits Net Amount at Risk by Product Design Type:
Net Amount at Risk with Auto-Rebalancing Feature	9,508	7,177	6,373	6,541	5,638
Net Amount at Risk without Auto-Rebalancing Feature	3,909	2,576	2,597	2,817	2,240
Total	13,417	9,753	8,970	9,358	7,878
__________
(1) At end of period.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2024

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - GROUP INSURANCE
(in millions)

	2023		2024			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2023	2024	% change

Revenues (1):
Premiums	1,268	1,231	1,298	1,272	1,299	3,793	3,869	2%
Policy charges and fee income	163	169	175	165	189	505	529	5%
Net investment income	130	128	136	128	134	384	398	4%
Asset management fees, commissions and other income	15	19	25	21	21	56	67	20%
Total revenues	1,576	1,547	1,634	1,586	1,643	4,738	4,863	3%
Benefits and expenses (1):
Insurance and annuity benefits	1,179	1,166	1,249	1,140	1,241	3,537	3,630	3%
Change in estimates of liability for future policy benefits	—	—	—	—	—	—	—	—
Interest credited to policyholders' account balances	39	42	40	36	35	124	111	-10%
Interest expense	1	1	2	4	2	7	8	14%
Deferral of acquisition costs	(1)	(2)	(6)	(4)	(5)	(1)	(15)	-1400%
Amortization of acquisition costs	1	5	1	2	1	4	4	—%
General and administrative expenses	268	269	303	287	287	814	877	8%
Total benefits and expenses	1,487	1,481	1,589	1,465	1,561	4,485	4,615	3%
Adjusted operating income before income taxes	89	66	45	121	82	253	248	-2%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2024

U.S. BUSINESSES - GROUP INSURANCE SUPPLEMENTARY INFORMATION
(dollar amounts in millions, or as otherwise noted)

	2023		2024			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2023	2024

Annualized New Business Premiums:
Group life	61	41	189	27	35	255	251
Group disability	34	19	189	19	28	216	236
Total	95	60	378	46	63	471	487
Future Policy Benefits (1):
Group life	2,242	2,421	2,350	2,328	2,266
Group disability	3,175	3,178	3,240	3,222	3,253
Total	5,417	5,599	5,590	5,550	5,519
Policyholders' Account Balances (1):
Group life	5,250	5,229	4,889	4,782	4,878
Group disability	112	113	119	111	110
Total	5,362	5,342	5,008	4,893	4,988
Separate Account Liabilities (1):
Group life	22,864	25,021	25,265	24,546	26,021
Group Life Insurance:
Gross premiums, policy charges and fee income (2)	1,100	1,149	1,098	1,123	1,137	3,320	3,358
Earned premiums	900	873	903	897	924	2,729	2,724
Earned policy charges and fee income	138	144	150	139	164	433	453
Benefits ratio (3)	84.8%	87.5%	90.1%	85.3%	85.0%	87.6%	86.8%
Administrative operating expense ratio	11.8%	11.2%	12.1%	11.8%	11.0%	11.8%	11.6%
Persistency ratio	93.7%	93.6%	95.1%	95.0%	94.6%
Group Disability Insurance:
Gross premiums, policy charges and fee income (2)	393	385	426	410	403	1,144	1,239
Earned premiums	368	358	395	375	375	1,064	1,145
Earned policy charges and fee income	25	25	25	26	25	72	76
Benefits ratio (3)	76.2%	72.2%	71.3%	70.4%	78.9%	70.7%	73.5%
Administrative operating expense ratio	24.1%	25.9%	25.9%	26.5%	26.5%	24.9%	26.3%
Persistency ratio	91.2%	91.1%	93.8%	93.2%	92.9%
Total Group Insurance:
Benefits ratio (3)	82.4%	83.3%	84.7%	81.1%	83.4%	83.1%	83.1%
Administrative operating expense ratio	15.1%	14.9%	16.0%	15.8%	15.1%	15.2%	15.6%
Net face amount of policies in force (in billions) (4)	2,143	2,155	2,065	2,092	2,102

__________
(1) As of end of period.
(2) Before returns of premiums to participating policyholders for favorable claims experience.
(3) Benefits ratios excluding the impact of the annual assumption updates and other refinements in the second quarter. Benefits ratios including these impacts for Group Life, Group Disability, and Total Group Insurance are 85.3%, 64.1% and 79.4% for the three months ended June 30, 2024, respectively. Benefits ratios including these impacts for Group Life, Group Disability, and Total Group Insurance are 86.8%, 71.4%, 82.5% and 86.9%, 69.6%, 82.3% for the nine months ended September 30, 2024 and September 30, 2023, respectively.
(4) At end of period; net of reinsurance.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2024

STATEMENTS OF OPERATIONS - U.S. BUSINESSES - INDIVIDUAL LIFE
(in millions)

	2023		2024			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2023	2024	% change

Revenues (1):
Premiums	241	233	246	241	234	736	721	-2%
Policy charges and fee income	516	511	503	510	520	1,504	1,533	2%
Net investment income	734	748	806	762	768	2,112	2,336	11%
Asset management fees, commissions and other income	98	102	25	16	24	328	65	-80%
Total revenues	1,589	1,594	1,580	1,529	1,546	4,680	4,655	-1%
Benefits and expenses (1):
Insurance and annuity benefits	839	826	860	795	734	2,504	2,389	-5%
Change in estimates of liability for future policy benefits	2	(4)	(20)	87	17	83	84	1%
Interest credited to policyholders' account balances	231	231	206	209	201	681	616	-10%
Interest expense	211	232	300	250	256	666	806	21%
Deferral of acquisition costs	(189)	(216)	(195)	(219)	(225)	(552)	(639)	-16%
Amortization of acquisition costs	114	114	116	110	110	342	336	-2%
General and administrative expenses	323	403	434	384	393	1,059	1,211	14%
Total benefits and expenses	1,531	1,586	1,701	1,616	1,486	4,783	4,803	—%
Adjusted operating income (loss) before income taxes	58	8	(121)	(87)	60	(103)	(148)	-44%

__________
(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2024

U.S. BUSINESSES - INDIVIDUAL LIFE SUPPLEMENTARY INFORMATION
(in millions, or as otherwise noted)

	2023		2024			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2023	2024

ANNUALIZED NEW BUSINESS PREMIUMS (1):
Term life	33	33	31	34	34	87	99
Universal life	17	27	20	22	19	54	61
Variable life	136	145	116	147	157	391	420
Total	186	205	167	203	210	532	580
ANNUALIZED NEW BUSINESS PREMIUMS BY DISTRIBUTION CHANNEL (1):
Prudential Advisors	35	38	35	44	43	106	122
Third party distribution	151	167	132	159	167	426	458
Total	186	205	167	203	210	532	580
ACCOUNT VALUE ACTIVITY:
Policyholders' Account Balances (2):
Beginning balance	32,713	32,730	33,026	33,176	33,365	31,522	33,026
Premiums and deposits	587	675	634	604	619	1,800	1,857
Surrenders and withdrawals	(417)	(557)	(436)	(414)	(445)	(1,301)	(1,295)
Net sales	170	118	198	190	174	499	562
Benefit payments	(41)	(43)	(48)	(43)	(30)	(145)	(121)
Net flows	129	75	150	147	144	354	441
Interest credited and other	274	624	401	388	440	1,141	1,229
Net transfers from separate account	128	113	138	148	158	1,285	444
Policy charges	(514)	(516)	(539)	(494)	(526)	(1,572)	(1,559)
Ending balance, gross	32,730	33,026	33,176	33,365	33,581	32,730	33,581
Reinsurance ceded	—	—	(4,506)	(4,512)	(4,520)	—	(4,520)
Ending balance, net	32,730	33,026	28,670	28,853	29,061	32,730	29,061
Separate Account Liabilities:
Beginning balance	43,230	42,171	46,453	50,128	51,385	39,419	46,453
Premiums and deposits	739	836	794	904	1,018	2,313	2,716
Surrenders and withdrawals	(212)	(235)	(293)	(334)	(316)	(714)	(943)
Net sales	527	601	501	570	702	1,599	1,773
Benefit payments	(119)	(126)	(138)	(165)	(183)	(340)	(486)
Net flows	408	475	363	405	519	1,259	1,287
Change in market value, interest credited and other	(1,003)	4,262	3,796	1,352	2,569	3,772	7,717
Net transfers to general account	(128)	(113)	(138)	(148)	(158)	(1,285)	(444)
Policy charges	(336)	(342)	(346)	(352)	(362)	(994)	(1,060)
Ending balance	42,171	46,453	50,128	51,385	53,953	42,171	53,953
NET FACE AMOUNT IN FORCE (in billions) (3):
Term life	293	290	286	283	280
Universal life	97	97	80	79	79
Variable life	150	154	158	160	162
Total	540	541	524	522	521

__________
(1) Excludes corporate-owned life insurance.
(2) Includes fixed rate funds, alliance deposits, supplementary contracts and deferred revenues on variable products.
(3) At end of period; net of reinsurance. Net Face Amount In Force excludes certain policies considered to be non-core business drivers impacting adjusted operating income for Individual Life. Policies within the Closed Block division are not reported through Individual Life.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2024

COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL BUSINESSES
(in millions)

	2023		2024			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2023	2024	% change

Revenues (1):
Premiums	3,112	2,864	3,139	3,002	2,850	9,955	8,991	-10%
Policy charges and fee income	77	82	80	80	83	226	243	8%
Net investment income	1,316	1,367	1,412	1,390	1,428	3,922	4,230	8%
Asset management fees, commissions and other income	61	65	82	40	56	201	178	-11%
Total revenues	4,566	4,378	4,713	4,512	4,417	14,304	13,642	-5%
Benefits and expenses (1):
Insurance and annuity benefits	2,751	2,525	2,772	2,452	2,581	8,557	7,805	-9%
Change in estimates of liability for future policy benefits	16	49	24	352	2	315	378	20%
Interest credited to policyholders' account balances	239	263	279	288	315	680	882	30%
Interest expense	3	5	(1)	(2)	5	18	2	-89%
Deferral of acquisition costs	(292)	(312)	(293)	(268)	(308)	(886)	(869)	2%
Amortization of acquisition costs	156	156	159	161	164	466	484	4%
General and administrative expenses	882	944	877	827	892	2,719	2,596	-5%
Total benefits and expenses	3,755	3,630	3,817	3,810	3,651	11,869	11,278	-5%
Adjusted operating income before income taxes	811	748	896	702	766	2,435	2,364	-3%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities, change in value of market risk benefits, net of related hedging gains (losses) and include revenues representing equity in earnings of joint ventures and other operating entities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2024

STATEMENTS OF OPERATIONS - INTERNATIONAL BUSINESSES - LIFE PLANNER
(in millions)

	2023		2024			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2023	2024	% change

Revenues (1):
Premiums	1,665	1,511	1,818	1,663	1,527	5,292	5,008	-5%
Policy charges and fee income	48	52	47	48	56	144	151	5%
Net investment income	584	608	629	602	619	1,743	1,850	6%
Asset management fees, commissions and other income	62	61	56	54	45	185	155	-16%
Total revenues	2,359	2,232	2,550	2,367	2,247	7,364	7,164	-3%
Benefits and expenses (1):
Insurance and annuity benefits	1,421	1,311	1,589	1,343	1,365	4,530	4,297	-5%
Change in estimates of liability for future policy benefits	11	23	13	217	5	82	235	187%
Interest credited to policyholders' account balances	61	68	69	68	76	175	213	22%
Interest expense	(1)	(4)	(7)	(3)	2	1	(8)	-900%
Deferral of acquisition costs	(143)	(144)	(155)	(132)	(141)	(443)	(428)	3%
Amortization of acquisition costs	76	76	78	81	82	230	241	5%
General and administrative expenses	407	438	418	393	394	1,253	1,205	-4%
Total benefits and expenses	1,832	1,768	2,005	1,967	1,783	5,828	5,755	-1%
Adjusted operating income before income taxes	527	464	545	400	464	1,536	1,409	-8%

__________
(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities and include revenues representing equity in earnings of joint ventures and other operating entities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2024

STATEMENTS OF OPERATIONS - INTERNATIONAL BUSINESSES - GIBRALTAR LIFE AND OTHER
(in millions)

	2023		2024			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2023	2024	% change

Revenues (1):
Premiums	1,447	1,353	1,321	1,339	1,323	4,663	3,983	-15%
Policy charges and fee income	29	30	33	32	27	82	92	12%
Net investment income	732	759	783	788	809	2,179	2,380	9%
Asset management fees, commissions and other income	(1)	4	26	(14)	11	16	23	44%
Total revenues	2,207	2,146	2,163	2,145	2,170	6,940	6,478	-7%
Benefits and expenses (1):
Insurance and annuity benefits	1,330	1,214	1,183	1,109	1,216	4,027	3,508	-13%
Change in estimates of liability for future policy benefits	5	26	11	135	(3)	233	143	-39%
Interest credited to policyholders' account balances	178	195	210	220	239	505	669	32%
Interest expense	4	9	6	1	3	17	10	-41%
Deferral of acquisition costs	(149)	(168)	(138)	(136)	(167)	(443)	(441)	—%
Amortization of acquisition costs	80	80	81	80	82	236	243	3%
General and administrative expenses	475	506	459	434	498	1,466	1,391	-5%
Total benefits and expenses	1,923	1,862	1,812	1,843	1,868	6,041	5,523	-9%
Adjusted operating income before income taxes	284	284	351	302	302	899	955	6%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities, change in value of market risk benefits, net of related hedging gains (losses) and include revenues representing equity in earnings of joint ventures and other operating entities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to noncontrolling interests. Revenues and Benefits and expenses exclude market experience updates.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2024

INTERNATIONAL BUSINESSES - SALES RESULTS AND SUPPLEMENTARY INFORMATION
(in millions)

	2023		2024			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2023	2024

Actual exchange rate basis (1):
Net premiums, policy charges and fee income:
Japan - Prudential of Japan	1,422	1,266	1,584	1,386	1,311	4,620	4,281
Japan - Gibraltar Life	1,476	1,383	1,354	1,371	1,350	4,745	4,075
Emerging Markets	291	297	281	325	272	816	878
Total	3,189	2,946	3,219	3,082	2,933	10,181	9,234
Annualized new business premiums:
Japan - Prudential of Japan	143	182	196	156	162	497	514
Japan - Gibraltar Life	236	310	224	268	324	708	816
Emerging Markets	112	106	97	95	102	284	294
Total	491	598	517	519	588	1,489	1,624
Annualized new business premiums by distribution channel:
Life Planners	255	288	293	251	264	781	808
Gibraltar Life Consultants	131	139	105	120	136	403	361
Banks	68	82	59	74	110	174	243
Independent Agency	37	89	60	74	78	131	212
Total	491	598	517	519	588	1,489	1,624
Constant exchange rate basis (2):
Net premiums, policy charges and fee income:
Japan - Prudential of Japan	1,486	1,362	1,690	1,499	1,412	4,732	4,601
Japan - Gibraltar Life	1,548	1,464	1,454	1,482	1,436	4,879	4,372
Emerging Markets	243	252	235	286	253	698	774
Total	3,277	3,078	3,379	3,267	3,101	10,309	9,747
Annualized new business premiums:
Japan - Prudential of Japan	150	195	211	172	175	510	558
Japan - Gibraltar Life	241	314	229	275	331	716	835
Emerging Markets	88	86	80	85	94	228	259
Total	479	595	520	532	600	1,454	1,652
Annualized new business premiums by distribution channel:
Life Planners	238	281	291	257	269	738	817
Gibraltar Life Consultants	132	142	108	124	140	406	372
Banks	68	82	59	75	110	174	244
Independent Agency	41	90	62	76	81	136	219
Total	479	595	520	532	600	1,454	1,652

__________
(1) Translated based on applicable average exchange rates for the period shown.
(2) Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 129 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2024

INTERNATIONAL BUSINESSES - SALES RESULTS AND SUPPLEMENTARY INFORMATION

	2023		2024
	3Q	4Q	1Q	2Q	3Q

Face amount of individual policies in force at end of period (in billions) (1)(2):
(Constant exchange rate basis)
Japan - Prudential of Japan	320	312	307	301	297
Japan - Gibraltar Life	288	285	281	279	277
Emerging Markets	43	44	42	43	46
Total	651	641	630	623	620
Number of individual policies in force at end of period (in thousands) (3):
Japan - Prudential of Japan	4,501	4,511	4,531	4,535	4,555
Japan - Gibraltar Life	6,626	6,594	6,552	6,519	6,520
Emerging Markets	769	789	765	783	820
Total	11,896	11,894	11,848	11,837	11,895
International life insurance individual policy persistency:
Life Planner:
13 months	92.2%	92.0%	91.4%	90.6%	89.5%
25 months	83.2%	83.1%	82.6%	82.0%	81.3%
Gibraltar Life (4):
13 months	94.8%	94.3%	94.8%	94.8%	94.7%
25 months	88.7%	88.0%	88.3%	88.6%	88.4%
Number of Life Planners at end of period:
Japan	4,337	4,310	4,339	4,257	4,264
All other countries	1,580	1,546	1,516	1,579	1,636
Total Life Planners	5,917	5,856	5,855	5,836	5,900
Gibraltar Life Consultants	6,736	6,808	6,792	6,724	6,861

__________
(1) Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 129 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.
(2) Net of reinsurance.
(3) Direct business only; policy count includes annuities.
(4) Reflects business sold by Life Consultants and Independent Agents.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2024

STATEMENTS OF OPERATIONS - CORPORATE AND OTHER
(in millions)

	2023		2024			Year-to-date
	3Q	4Q	1Q	2Q	3Q	2023	2024	% change

Revenues (1):
Premiums	(3)	(5)	(2)	(7)	(9)	(11)	(18)	-64%
Policy charges and fee income	(14)	(13)	(14)	(14)	(14)	(40)	(42)	-5%
Net investment income	179	191	273	286	326	539	885	64%
Asset management fees, commissions and other income	(199)	(74)	(227)	(301)	(232)	(538)	(760)	-41%
Total revenues	(37)	99	30	(36)	71	(50)	65	230%
Benefits and expenses (1):
Insurance and annuity benefits	(4)	(2)	(5)	(7)	(3)	(9)	(15)	-67%
Change in estimates of liability for future policy benefits	—	—	—	—	—	—	—	—
Interest credited to policyholders' account balances	25	23	22	21	20	90	63	-30%
Interest expense	162	152	173	174	156	487	503	3%
Deferral of acquisition costs	24	24	17	56	88	73	161	121%
Amortization of acquisition costs	(9)	(10)	(10)	(10)	(22)	(27)	(42)	-56%
General and administrative expenses	203	565	268	101	319	717	688	-4%
Total benefits and expenses	401	752	465	335	558	1,331	1,358	2%
Adjusted operating loss before income taxes	(438)	(653)	(435)	(371)	(487)	(1,381)	(1,293)	6%

__________

(1) Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses and goodwill impairment and certain components of consideration for a business acquisition, which are recognized as compensation expense over the requisite service periods. Revenues and Benefits and expenses include consolidating adjustments.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2024
INVESTMENT PORTFOLIO COMPOSITION
(in millions)
	September 30, 2024							December 31, 2023
		Closed		PFI Excluding					Closed		PFI Excluding
	Total	Block	Funds	Closed Block Division and Funds Withheld				Total	Block	Funds	Closed Block Division and Funds Withheld (2)
	Portfolio	Division	Withheld (1)	Amount	% of Total			Portfolio (2)	Division	Withheld (1)(2)	Amount	% of Total
Fixed maturities:
Public, available-for-sale, at fair value	257,380	20,206	6,466	230,708	58.1%			241,222	20,483	3,270	217,469	58.9%
Private, available-for-sale, at fair value	82,897	10,288	2,718	69,891	17.6%			74,542	10,003	2,678	61,861	16.7%
Fixed maturities, trading, at fair value	11,588	726	6,831	4,031	1.0%			8,785	887	2,944	4,954	1.3%
Assets supporting experience-rated contractholder liabilities, at fair value	3,654	—	—	3,654	0.9%			3,168	—	—	3,168	0.9%
Equity securities, at fair value	6,223	1,824	5	4,394	1.1%			7,634	1,970	—	5,664	1.5%
Commercial mortgage and other loans, at book value, net of allowance	61,475	7,819	156	53,500	13.5%			58,786	7,769	23	50,994	13.8%
Policy loans, at outstanding balance	9,947	3,388	—	6,559	1.7%			10,047	3,479	—	6,568	1.8%
Other invested assets, net of allowance (3)	22,958	4,710	1,445	16,803	4.2%			19,454	4,513	1,007	13,934	3.8%
Short-term investments, net of allowance	8,003	558	67	7,378	1.9%			4,992	232	51	4,709	1.3%
Subtotal (4)	464,125	49,519	17,688	396,918	100.0%			428,630	49,336	9,973	369,321	100.0%
Invested assets of other entities and operations (5)	4,992	—	—	4,992				6,103	—	—	6,103
Total investments	469,117	49,519	17,688	401,910				434,733	49,336	9,973	375,424

Fixed Maturities by Credit Quality (4)(6):	September 30, 2024						December 31, 2023
	PFI Excluding Closed Block Division and Funds Withheld						PFI Excluding Closed Block Division and Funds Withheld (2)
		Gross	Gross					Gross	Gross
	Amortized	Unrealized	Unrealized	Allowance for	Fair		Amortized	Unrealized	Unrealized	Allowance for	Fair
	Cost	Gains	Losses	Credit Losses	Value	% of Total	Cost	Gains	Losses	Credit Losses	Value	% of Total
Public Fixed Maturities:
NAIC Rating (7)
1	189,192	5,712	16,148	—	178,756	77.5%	182,105	6,683	15,644	1	173,143	79.6%
2	46,121	1,340	2,607	—	44,854	19.4%	39,358	1,020	3,395	—	36,983	17.0%
Subtotal - High or Highest Quality Securities	235,313	7,052	18,755	—	223,610	96.9%	221,463	7,703	19,039	1	210,126	96.6%
3	5,394	85	402	—	5,077	2.3%	5,216	143	238	—	5,121	2.3%
4	1,390	58	45	—	1,403	0.6%	1,765	50	99	53	1,663	0.8%
5	546	18	39	18	507	0.2%	479	13	63	7	422	0.2%
6	191	8	8	80	111	0.0%	224	4	16	75	137	0.1%
Subtotal - Other Securities	7,521	169	494	98	7,098	3.1%	7,684	210	416	135	7,343	3.4%
Total	242,834	7,221	19,249	98	230,708	100.0%	229,147	7,913	19,455	136	217,469	100.0%

Private Fixed Maturities:
NAIC Rating (7)
1	18,847	356	1,330	—	17,873	25.6%	17,121	240	1,588	—	15,773	25.5%
2	43,067	1,329	2,252	—	42,144	60.3%	38,561	880	2,795	—	36,646	59.2%
Subtotal - High or Highest Quality Securities	61,914	1,685	3,582	—	60,017	85.9%	55,682	1,120	4,383	—	52,419	84.7%
3	5,822	189	167	—	5,844	8.3%	5,130	118	246	5	4,997	8.1%
4	3,020	36	87	28	2,941	4.2%	3,112	28	89	2	3,049	4.9%
5	905	32	59	3	875	1.3%	1,283	21	69	3	1,232	2.0%
6	274	18	14	64	214	0.3%	158	17	5	6	164	0.3%
Subtotal - Other Securities	10,021	275	327	95	9,874	14.1%	9,683	184	409	16	9,442	15.3%
Total	71,935	1,960	3,909	95	69,891	100.0%	65,365	1,304	4,792	16	61,861	100.0%
_____________
(1) Includes investments that support customer liabilities reinsured under coinsurance with funds withheld and modified coinsurance arrangements.
(2) Prior period amounts have been restated to conform to current period presentation.
(3) Other invested assets consist of investments in limited partnerships and limited liability companies (“LPs/LLCs”), investment real estate held through direct ownership, derivative instruments and other miscellaneous investments.
(4) Excludes (i) assets of our investment management operations, including assets managed for third parties, (ii) derivative operations and (iii) those assets classified as "Separate account assets" on our balance sheet.
(5) Includes invested assets of our investment management and derivative operations. Excludes assets of our investment management operations that are managed for third parties and those assets classified as “Separate account assets” on our balance sheet.
(6) Excludes fixed maturity securities classified as trading.
(7) Reflects equivalent ratings for investments of the international operations. Includes, as of September 30, 2024 and December 31, 2023, 875 securities with amortized cost of $8,545 million (fair value $8,531 million) and 639 securities with amortized cost of $7,242 million (fair value $7,227 million), respectively, that have been categorized based on expected NAIC designations pending receipt of SVO ratings.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2024

INVESTMENT PORTFOLIO COMPOSITION - JAPANESE INSURANCE OPERATIONS AND EXCLUDING JAPANESE INSURANCE OPERATIONS AND FUNDS WITHHELD (1)
(in millions)

	September 30, 2024		December 31, 2023
	Amount	% of Total	Amount	% of Total
Investment Portfolio Composition - Japanese Insurance Operations (2):
Fixed maturities:
Public, available-for-sale, at fair value	113,574	67.3%	113,737	68.2%
Private, available-for-sale, at fair value	22,963	13.6%	20,891	12.5%
Fixed maturities, trading, at fair value	515	0.3%	669	0.4%
Assets supporting experience-rated contractholder liabilities, at fair value	3,654	2.2%	3,168	1.9%
Equity securities, at fair value	1,179	0.7%	1,614	1.0%
Commercial mortgage and other loans, at book value, net of allowance	16,717	9.9%	17,980	10.8%
Policy loans, at outstanding balance	2,702	1.6%	2,670	1.6%
Other invested assets (3)	5,840	3.4%	5,617	3.4%
Short-term investments, net of allowance	1,638	1.0%	421	0.2%
Total	168,782	100.0%	166,767	100.0%

	September 30, 2024		December 31, 2023 (4)
	Amount	% of Total	Amount	% of Total
Investment Portfolio Composition - Excluding Japanese Insurance Operations and Funds Withheld (2):
Fixed maturities:
Public, available-for-sale, at fair value	117,134	51.3%	103,732	51.3%
Private, available-for-sale, at fair value	46,928	20.6%	40,970	20.2%
Fixed maturities, trading, at fair value	3,516	1.5%	4,285	2.1%
Assets supporting experience-rated contractholder liabilities, at fair value	—	0.0%	—	0.0%
Equity securities, at fair value	3,215	1.4%	4,050	2.0%
Commercial mortgage and other loans, at book value, net of allowance	36,783	16.1%	33,014	16.3%
Policy loans, at outstanding balance	3,857	1.7%	3,898	1.9%
Other invested assets, net of allowance (3)	10,963	4.9%	8,317	4.1%
Short-term investments, net of allowance	5,740	2.5%	4,288	2.1%
Total	228,136	100.0%	202,554	100.0%
__________
(1) Excludes Closed Block division.
(2) Excludes assets classified as "Separate account assets" on our balance sheet.
(3) Other invested assets consist of investments in LPs/LLCs, investment real estate held through direct ownership, derivative instruments and other miscellaneous investments.
(4) Prior period amounts have been restated to conform to current period presentation.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2024

INVESTMENT RESULTS (1)
(in millions)
	Three Months Ended September 30,
	2024			2023
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses) (3)
	Yield (2)	Amount		Yield (2)(3)	Amount (3)
General Account (4)
Fixed maturities (5)	4.48%	3,298	(527)	4.15%	3,075	(277)
Equity securities	2.55%	28	—	2.32%	30	—
Commercial mortgage and other loans	4.31%	564	(41)	4.01%	495	(68)
Policy loans	4.66%	75	—	4.50%	72	—
Short-term investments and cash equivalents	5.92%	252	—	6.48%	232	2
Gross investment income before investment expenses	4.49%	4,217	(568)	4.31%	3,904	(343)
Investment expenses	-0.15%	(273)	—	-0.13%	(217)	—
Subtotal	4.34%	3,944	(568)	4.18%	3,687	(343)
Other investments (5)		243	54		281	(2,033)
Investment results of other entities and operations (6)		27	(5)		44	38
Investment results of Funds Withheld (7)		337	(1,092)		48	167
Less: investment income related to adjusted operating income reconciling items		(115)	—		(168)	—
Total		4,436	(1,611)		3,892	(2,171)

	Nine Months Ended September 30,
	2024			2023
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses) (3)
	Yield (2)	Amount		Yield (2)(3)	Amount (3)
General Account (4)
Fixed maturities (5)	4.34%	9,548	(806)	4.09%	9,116	(496)
Equity securities	3.04%	109	—	2.93%	109	—
Commercial mortgage and other loans	4.31%	1,646	(136)	3.95%	1,435	(105)
Policy loans	4.57%	219	—	4.56%	216	—
Short-term investments and cash equivalents	6.40%	743	—	5.84%	643	2
Gross investment income before investment expenses	4.40%	12,265	(942)	4.24%	11,519	(599)
Investment expenses	-0.16%	(806)	—	-0.13%	(653)	—
Subtotal	4.24%	11,459	(942)	4.11%	10,866	(599)
Other investments (5)		731	195		743	(2,357)
Investment results of other entities and operations (6)		19	1		197	27
Investment results of Funds Withheld (7)		932	(1,040)		70	167
Less: investment income related to adjusted operating income reconciling items		(367)	—		(501)	—
Total		12,774	(1,786)		11,375	(2,762)
________
(1) Excludes Closed Block division.
(2) Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. For interim periods, yields are annualized. The denominator in the yield percentage is based on quarterly average carrying values for all asset types except for fixed maturities which are based on amortized cost, net of allowance. Amounts for fixed maturities, short-term investments and cash equivalents are also netted for securities lending activity (i.e., income netted for rebate expenses and asset values netted for security lending liabilities). A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments.
(3) Prior period amounts have been reclassified to conform to current period presentation.
(4) Excludes commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders, assets of our investment management operations, including assets that are managed for third parties. assets classified as "Separate account assets" on our balance sheet and investments that support customer liabilities reinsured under coinsurance with funds withheld and modified coinsurance arrangements.
(5) Includes fixed maturity securities classified as available-for-sale and held-to-maturity and excludes fixed maturity securities classified as trading, which are included in "Other investments." Realized gains (losses) for "Other investments" includes changes in fair value of product-related and other derivatives and embedded derivatives.
(6) Includes invested income of assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment management operations.
(7) Includes investments that support customer liabilities reinsured under coinsurance with funds withheld and modified coinsurance arrangements.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2024

INVESTMENT RESULTS - JAPANESE INSURANCE OPERATIONS
(in millions)

	Three Months Ended September 30,
	2024			2023
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities (2)	3.18%	1,115	(82)	2.96%	1,009	(15)
Equity securities	1.90%	6	—	1.12%	5	—
Commercial mortgage and other loans	3.71%	153	(1)	3.67%	162	(33)
Policy loans	3.71%	24	—	3.89%	25	—
Short-term investments and cash equivalents	5.25%	35	—	5.20%	27	—
Gross investment income before investment expenses	3.25%	1,333	(83)	3.05%	1,228	(48)
Investment expenses	-0.14%	(90)	—	-0.12%	(79)	—
Subtotal	3.11%	1,243	(83)	2.93%	1,149	(48)
Other investments (2)		121	343		84	(807)
Total		1,364	260		1,233	(855)

	Nine Months Ended September 30,
	2024			2023
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses)
	Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities (2)	3.10%	3,235	88	2.88%	2,981	189
Equity securities	3.06%	33	—	2.84%	37	—
Commercial mortgage and other loans	3.78%	478	(15)	3.66%	484	(48)
Policy loans	3.76%	73	—	3.88%	74	—
Short-term investments and cash equivalents	5.88%	92	—	4.76%	71	—
Gross investment income before investment expenses	3.21%	3,911	73	3.00%	3,647	141
Investment expenses	-0.13%	(246)	—	-0.13%	(241)	—
Subtotal	3.08%	3,665	73	2.87%	3,406	141
Other investments (2)		347	(214)		238	(926)
Total		4,012	(141)		3,644	(785)
__________
(1) Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. For interim periods, yields are annualized. The denominator in the yield percentage is based on quarterly average carrying values for all asset types except for fixed maturities which are based on amortized cost, net of allowance. Amounts for fixed maturities, short-term investments and cash equivalents are also netted for securities lending activity (i.e., income netted for rebate expenses and asset values netted for security lending liabilities). A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments.
(2) Includes fixed maturity securities classified as available-for-sale and held-to-maturity and excludes fixed maturity securities classified as trading, which are included in "Other investments." Realized gains (losses) for "Other investments" includes changes in fair value of product-related and other derivatives and embedded derivatives.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2024

INVESTMENT RESULTS - EXCLUDING FUNDS WITHHELD AND JAPANESE INSURANCE OPERATIONS (1)
(in millions)

	Three Months Ended September 30,
	2024			2023
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses) (3)
	Yield (2)	Amount		Yield (2)(3)	Amount (3)
Excluding Funds Withheld and Japanese Insurance Operations (4):
Fixed maturities (5)	5.68%	2,183	(445)	5.17%	2,066	(262)
Equity securities	2.81%	22	—	2.92%	25	—
Commercial mortgage and other loans	4.59%	411	(40)	4.19%	333	(35)
Policy loans	5.31%	51	—	4.90%	47	—
Short-term investments and cash equivalents	6.02%	217	—	6.66%	205	2
Gross investment income before investment expenses	5.46%	2,884	(485)	5.21%	2,676	(295)
Investment expenses	-0.16%	(183)	—	-0.13%	(138)	—
Subtotal	5.30%	2,701	(485)	5.08%	2,538	(295)
Other investments (5)		122	(289)		197	(1,226)
Total		2,823	(774)		2,735	(1,521)

	Nine Months Ended September 30,
	2024			2023
	Investment Income		Realized Gains (Losses)	Investment Income		Realized Gains (Losses) (3)
	Yield (2)	Amount		Yield (2)(3)	Amount (3)
Excluding Funds Withheld and Japanese Insurance Operations (4):
Fixed maturities (5)	5.48%	6,313	(894)	5.13%	6,135	(685)
Equity securities	3.04%	76	—	2.98%	72	—
Commercial mortgage and other loans	4.57%	1,168	(121)	4.11%	951	(57)
Policy loans	5.12%	146	—	5.02%	142	—
Short-term investments and cash equivalents	6.47%	651	—	5.97%	572	2
Gross investment income before investment expenses	5.33%	8,354	(1,015)	5.15%	7,872	(740)
Investment expenses	-0.18%	(560)	—	-0.13%	(412)	—
Subtotal	5.15%	7,794	(1,015)	5.02%	7,460	(740)
Other investments (5)		384	409		505	(1,431)
Total		8,178	(606)		7,965	(2,171)
__________
(1) Excludes Closed Block division.
(2) Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. For interim periods, yields are annualized. The denominator in the yield percentage is based on quarterly average carrying values for all asset types except for fixed maturities which are based on amortized cost, net of allowance. Amounts for fixed maturities, short-term investments and cash equivalents are also netted for securities lending activity (i.e., income netted for rebate expenses and asset values netted for security lending liabilities). A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments.
(3) Prior period amounts have been reclassified to conform to current period presentation.
(4) Excludes assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders, assets of our investment management operations, including assets that are managed for third parties and assets classified as "Separate account assets" on our balance sheet and investments that support customer liabilities reinsured under coinsurance with funds withheld and modified coinsurance arrangements.
(5) Includes fixed maturity securities classified as available-for-sale and excludes fixed maturity securities classified as trading, which are included in "Other investments." Realized gains (losses) for "Other investments" includes changes in fair value of product-related and other derivatives and embedded derivatives.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2024

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES
(in millions)

	Nine Months Ended September 30, 2024									Nine Months Ended September 30, 2023
		Reconciling Items									Reconciling Items
	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of joint ventures and other operating entities, and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of joint ventures and other operating entities, and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP

Revenues:
Premiums	34,810	—	—	—	1,235	357	—	—	36,402	18,860	—	—	(1)	1,228	358	—	—	20,445
Policy charges and fee income	3,215	120	—	(92)	—	9	—	—	3,252	3,165	95	—	59	—	—	—	—	3,319
Net investment income	12,774	(12)	—	—	1,527	379	—	—	14,668	11,375	(14)	—	—	1,491	515	—	—	13,367
Realized investment gains (losses), net (3)	(449)	(1,315)	—	—	(532)	(22)	—	—	(2,318)	293	(2,932)	—	—	(361)	(123)	—	—	(3,123)
Asset management fees, commissions and other income	4,694	759	—	—	360	486	(101)	—	6,198	3,924	464	—	—	183	527	(51)	—	5,047
Change in value of market risk benefits, net of related hedging gains (losses)	—	—	(320)	—	—	—	—	—	(320)	—	—	(160)	—	—	—	—	—	(160)
Total revenues	55,044	(448)	(320)	(92)	2,590	1,209	(101)	—	57,882	37,617	(2,387)	(160)	58	2,541	1,277	(51)	—	38,895
Benefits and expenses:
Insurance and annuity benefits	37,232	(10)	—	(5)	2,339	584	—	—	40,140	20,867	17	—	7	2,290	566	—	—	23,747
Change in estimates of liability for future policy benefits	52	22	—	25	—	(112)	—	—	(13)	230	34	—	(137)	—	104	—	—	231
Interest credited to policyholders' account balances	2,892	141	—	—	87	128	—	—	3,248	2,379	389	—	—	89	145	—	—	3,002
Interest expense	1,494	—	—	—	—	10	—	—	1,504	1,315	—	—	—	—	6	—	—	1,321
Deferral of acquisition costs	(1,897)	—	—	—	—	(1)	—	—	(1,898)	(1,691)	—	—	—	—	—	—	—	(1,691)
Amortization of acquisition costs	1,081	24	—	—	9	3	—	—	1,117	1,061	21	—	—	10	—	—	—	1,092
General and administrative expenses	9,635	—	—	—	216	547	12	16	10,426	9,088	—	—	—	202	478	(9)	24	9,783
Total benefits and expenses	50,489	177	—	20	2,651	1,159	12	16	54,524	33,249	461	—	(130)	2,591	1,299	(9)	24	37,485

__________
(1) See page 40 for a definition of adjusted operating income.
(2) Represents adjustments not included in the above reconciling items, including certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods.
(3) Includes realized gains and losses from sales of funds withheld and modified coinsurance assets not passed back to reinsurers of $(249) million for nine months ended September 30, 2024. Also includes changes in the value of the funds withheld and modified coinsurance embedded derivatives associated with available-for-sale securities of $(73) million and certain derivatives of $1 million for nine months ended September 30, 2024.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2024

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES
(in millions)

	Three Months Ended September 30, 2024									Three Months Ended September 30, 2023
		Reconciling Items									Reconciling Items
	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of joint ventures and other operating entities, and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of joint ventures and other operating entities, and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP

Revenues:
Premiums	12,527	—	—	1	393	124	—	—	13,045	3,659	—	—	(1)	392	123	—	—	4,173
Policy charges and fee income	1,098	48	—	(35)	—	—	—	—	1,111	1,060	12	—	40	—	—	—	—	1,112
Net investment income	4,436	(3)	—	—	504	118	—	—	5,055	3,892	(5)	—	—	511	173	—	—	4,571
Realized investment gains (losses), net (3)	(191)	(1,428)	—	—	(233)	8	—	—	(1,844)	47	(2,126)	—	—	(231)	(92)	—	—	(2,402)
Asset management fees, commissions and other income	1,619	408	—	—	153	134	(45)	—	2,269	1,390	(281)	—	—	(57)	119	(22)	—	1,149
Change in value of market risk benefits, net of related hedging gains (losses)	—	—	(146)	—	—	—	—	—	(146)	—	—	(251)	—	—	—	—	—	(251)
Total revenues	19,489	(975)	(146)	(34)	817	384	(45)	—	19,490	10,048	(2,400)	(251)	39	615	323	(22)	—	8,352
Benefits and expenses:
Insurance and annuity benefits	13,321	(13)	—	(2)	714	196	—	—	14,216	4,348	91	—	4	515	202	—	—	5,160
Change in estimates of liability for future policy benefits	66	10	—	95	—	9	—	—	180	49	2	—	(108)	—	8	—	—	(49)
Interest credited to policyholders' account balances	1,038	(243)	—	—	28	40	—	—	863	827	(28)	—	—	30	43	—	—	872
Interest expense	485	—	—	—	—	4	—	—	489	419	—	—	—	(1)	3	—	—	421
Deferral of acquisition costs	(636)	—	—	—	—	—	—	—	(636)	(576)	—	—	—	—	—	—	—	(576)
Amortization of acquisition costs	356	8	—	—	3	—	—	—	367	351	7	—	—	3	—	—	—	361
General and administrative expenses	3,299	—	—	—	70	88	(2)	3	3,458	2,977	—	—	—	66	180	(11)	9	3,221
Total benefits and expenses	17,929	(238)	—	93	815	337	(2)	3	18,937	8,395	72	—	(104)	613	436	(11)	9	9,410

__________
(1) See page 40 for a definition of adjusted operating income.
(2) Represents adjustments not included in the above reconciling items, including certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods.
(3) Includes realized gains and losses from sales of funds withheld and modified coinsurance assets not passed back to reinsurers of $(92) million for three months ended September 30, 2024. Also includes changes in the value of the funds withheld and modified coinsurance embedded derivatives associated with available-for-sale securities of $(547) million and certain derivatives of $21 million for three months ended September 30, 2024.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2024

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES
(in millions)

	Three Months Ended December 31, 2023									Three Months Ended March 31, 2024
		Reconciling Items									Reconciling Items
	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of joint ventures and other operating entities, and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of joint ventures and other operating entities, and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP

Revenues:
Premiums	6,364	—	—	2	447	106	—	—	6,919	15,006	—	—	(1)	409	123	—	—	15,537
Policy charges and fee income	1,059	142	—	7	—	—	—	—	1,208	1,056	50	—	(57)	—	7	—	—	1,056
Net investment income	3,918	(4)	—	—	468	116	—	—	4,498	4,120	(4)	—	—	514	134	—	—	4,764
Realized investment gains (losses), net (3)	(4)	(510)	—	—	(19)	41	—	—	(492)	(102)	(85)	—	—	(125)	4	—	—	(308)
Asset management fees, commissions and other income	1,536	656	—	—	229	348	(34)	—	2,735	1,626	340	—	—	164	246	(39)	—	2,337
Change in value of market risk benefits, net of related hedging gains (losses)	—	—	216	—	—	—	—	—	216	—	—	123	—	—	—	—	—	123
Total revenues	12,873	284	216	9	1,125	611	(34)	—	15,084	21,706	301	123	(58)	962	514	(39)	—	23,509
Benefits and expenses:
Insurance and annuity benefits	7,130	(122)	—	(9)	1,072	182	—	—	8,253	15,774	50	—	(1)	859	202	—	—	16,884
Change in estimates of liability for future policy benefits	20	18	—	96	—	(28)	—	—	106	15	2	—	(25)	—	(9)	—	—	(17)
Interest credited to policyholders' account balances	867	42	—	—	29	43	—	—	981	902	304	—	—	30	47	—	—	1,283
Interest expense	439	—	—	—	—	3	—	—	442	529	—	—	—	(1)	2	—	—	530
Deferral of acquisition costs	(637)	—	—	—	—	—	—	—	(637)	(647)	—	—	—	—	(1)	—	—	(648)
Amortization of acquisition costs	356	8	—	—	3	—	—	—	367	362	8	—	—	3	2	—	—	375
Goodwill impairment	—	—	—	—	—	177	—	—	177	—	—	—	—	—	—	—	—	—
General and administrative expenses	3,467	—	—	—	71	191	(8)	12	3,733	3,336	—	—	—	74	306	(12)	8	3,712
Total benefits and expenses	11,642	(54)	—	87	1,175	568	(8)	12	13,422	20,271	364	—	(26)	965	549	(12)	8	22,119

__________
(1) See page 40 for a definition of adjusted operating income.
(2) Represents adjustments not included in the above reconciling items, including certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods.
(3) Includes realized gains and losses from sales of funds withheld and modified coinsurance assets not passed back to reinsurers of $(77) million and $(63) million for three months ended December 31, 2023 and March 31, 2024, respectively. Also includes changes in the value of the funds withheld and modified coinsurance embedded derivatives associated with available-for-sale securities of $(503) million and $262 million and certain derivatives of $35 million and $(16) million for three months ended December 31, 2023 and March 31, 2024, respectively.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2024

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES
(in millions)

	Three Months Ended June 30, 2024
		Reconciling Items
	Adjusted Operating Income (Loss) basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Change in value of market risk benefits, net of related hedging gains (losses)	Market experience updates	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of joint ventures and other operating entities, and earnings attributable to noncontrolling interests	Other adjustments (2)	U.S. GAAP

Revenues:
Premiums	7,277	—	—	—	433	109	—	—	7,819
Policy charges and fee income	1,061	22	—	—	—	2	—	—	1,085
Net investment income	4,218	(5)	—	—	509	128	—	—	4,850
Realized investment gains (losses), net (3)	(156)	197	—	—	(174)	(34)	—	—	(167)
Asset management fees, commissions and other income	1,449	11	—	—	43	105	(17)	—	1,591
Change in value of market risk benefits, net of related hedging gains (losses)	—	—	(297)	—	—	—	—	—	(297)
Total revenues	13,849	225	(297)	—	811	310	(17)	—	14,881
Benefits and expenses:
Insurance and annuity benefits	8,137	(47)	—	(2)	766	186	—	—	9,040
Change in estimates of liability for future policy benefits	(29)	10	—	(45)	—	(113)	—	—	(177)
Interest credited to policyholders' account balances	952	79	—	—	29	41	—	—	1,101
Interest expense	480	—	—	—	1	4	—	—	485
Deferral of acquisition costs	(614)	—	—	—	—	—	—	—	(614)
Amortization of acquisition costs	363	8	—	—	3	—	—	—	374
General and administrative expenses	3,000	—	—	—	72	154	26	5	3,257
Total benefits and expenses	12,289	50	—	(47)	871	272	26	5	13,466

__________
(1) See page 40 for a definition of adjusted operating income.
(2) Represents adjustments not included in the above reconciling items, including certain components of consideration for business acquisitions, which are recognized as compensation expense over the requisite service periods.
(3) Includes realized gains and losses from sales of funds withheld and modified coinsurance assets not passed back to reinsurers of $(94) million for three months ended June 30, 2024. Also includes changes in the value of the funds withheld and modified coinsurance embedded derivatives associated with available-for-sale securities of $212 million and certain derivatives of $(4) million for three months ended June 30, 2024.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2024

KEY DEFINITIONS AND FORMULAS

1. Adjusted operating income before income taxes:
Adjusted operating income is a non-GAAP measure used by the Company to evaluate segment performance and to allocate resources. Adjusted operating income excludes “Realized investment gains (losses), net, and related charges and adjustments." A significant element of realized investment gains and losses are impairments and credit-related and interest rate-related gains and losses. Impairments and losses from sales of credit-impaired securities, the timing of which depends largely on market credit cycles, can vary considerably across periods. The timing of other sales that would result in gains or losses, such as interest rate-related gains or losses, is largely subject to our discretion and influenced by market opportunities as well as capital and other factors.

Realized investment gains (losses) within certain businesses for which such gains (losses) are a principal source of earnings, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Adjusted operating income generally excludes realized investment gains and losses from products that contain embedded derivatives, and from associated derivative portfolios that are part of an asset-liability management program related to the risk of those products. Adjusted operating income also excludes gains and losses from changes in value of certain assets and liabilities relating to foreign currency exchange movements that have been economically hedged or considered part of our capital funding strategies for our international subsidiaries, as well as gains and losses on certain investments that are designated as trading. Adjusted operating income also excludes investment gains and losses on assets supporting experience-rated contractholder liabilities and changes in experience-rated contractholder liabilities due to asset value changes, because these recorded changes in asset and liability values are expected to ultimately accrue to contractholders. Adjusted operating income excludes the changes in fair value of equity securities that are recorded in net income. Additionally, adjusted operating income excludes the impact of annual assumption updates and other refinements included in the above items.

Adjusted operating income excludes “Change in value of market risk benefits, net of related hedging gains (losses)”, which reflects the impact from changes in current market conditions, and market experience updates, reflecting the immediate impacts in current period results from changes in current market conditions on estimates of profitability, which we believe enhances the understanding of underlying performance trends. Adjusted operating income also excludes the results of Divested and Run-off Businesses, which are not relevant to our ongoing operations and discontinued operations and earnings attributable to noncontrolling interests, each of which is presented as a separate component of net income under GAAP. Additionally, adjusted operating income excludes other items, such as certain components of the consideration for acquisitions, which are recognized as compensation expense over the requisite service periods, and goodwill impairments. Earnings attributable to noncontrolling interests is presented as a separate component of net income under GAAP and excluded from adjusted operating income.

Adjusted operating income does not equate to "Net income" as determined in accordance with U.S. GAAP. Adjusted operating income is not a substitute for income determined in accordance with U.S. GAAP, and our definition of adjusted operating income may differ from that used by other companies. The items above are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability of our businesses. Trends in the underlying profitability of our businesses can be more clearly identified without the fluctuating effects of the items described above.

2. After-tax adjusted operating income:
Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes. The tax effect associated with pre-tax adjusted operating income is based on applicable domestic and foreign tax regulations inclusive of pertinent adjustments.

3. Annualized New Business Premiums:
Premiums from new sales that are expected to be collected over a one year period. Group insurance annualized new business premiums exclude new premiums resulting from rate changes on existing policies, from additional coverage issued under our Servicemembers' Group Life Insurance contract, and from excess premiums on group universal life insurance that build cash value but do not purchase face amounts. Group insurance annualized new business premiums include premiums from the takeover of claim liabilities. Excess (unscheduled) and single premium business for the company's domestic individual life and international operations are included in annualized new business premiums based on a 10% credit. Amounts ascribed to Gibraltar Life Consultants include production by captive agents associated with the Japan operation.

4. Assets Under Administration:
Fair market value of assets in client accounts and mortgage servicing assets, which are reported on an unpaid principal balance basis, that are not included in Assets Under Management. Prudential does not receive a management fee on these assets, but may receive a fee for executing trades, custody or record keeping services, or servicing the mortgage loans. In addition, fair market value of assets for which Prudential provides non-discretionary investment advice and receives a fee.

5. Assets Under Management:
Fair market value of assets directly managed by Prudential or joint ventures of which Prudential has at least 50% ownership, and assets invested in investment options included in the Company’s products that are managed by third party sub-advised managers at the discretion of Prudential. This includes externally managed modified coinsurance for both Hartford and Allstate. It also includes the fair value of derivatives used in various portfolio management strategies related to the portfolio’s invested assets, regardless of the hedge accounting designation, but excludes direct hedges of product liabilities and expenses.

6. Book value per share of Common Stock:
GAAP equity attributed to Prudential Financial, Inc. divided by the number of common shares outstanding at end of period, on a diluted basis. Adjusted book value per common share is a non-GAAP measure. This non-GAAP measure augments the understanding of our financial position by providing a measure of net worth that is primarily attributable to our business operations, separate from the portion that is affected by capital and currency market conditions including the removal of the associated accounting impacts of the remeasurement of certain insurance liabilities and investments that are marked to market through AOCI under GAAP, and the cumulative change in fair value of funds withheld embedded derivatives related to unrealized gains and losses on available-for-sale securities and certain derivatives associated with customer liabilities reinsured under coinsurance with funds withheld and modified coinsurance arrangements. However, adjusted book value per common share is not a substitute for book value per share including AOCI determined in accordance with GAAP, and the adjustments made to derive the measure are important to an understanding of our overall financial position.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2024

KEY DEFINITIONS AND FORMULAS

7. Borrowings - Capital Debt:
Debt utilized to meet the capital requirements of our business.

8. Borrowings - Operating Debt:
Debt utilized for business funding to meet specific purposes, which may include activities associated with our PGIM and Assurance IQ businesses. Operating debt also consists of debt issued to finance specific portfolios of investment assets, the proceeds from which will service the debt. Specifically, this includes assets supporting reserve requirements under Regulation XXX and Guideline AXXX, as well as funding for institutional and insurance company portfolio cash flow timing differences.

9. Divested and Run-off Businesses:
Businesses that have been or will be sold or exited, including businesses that have been placed in wind down status that do not qualify for “discontinued operations” accounting treatment under U.S. GAAP.

10. Earned Premiums:
The portion of premium, net of returns to participating policyholders and amounts ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

11. General Account:
Includes assets of the insurance companies for which the Company bears the investment risk. These generally include assets supporting "Future Policy Benefits" and "Policyholders' Account Balances". General account assets also include assets of the parent company, Prudential Financial, Inc. and excludes assets recognized for statutory purposes that are specifically allocated to a separate account.

12. Gibraltar Life:
Includes results from the Japan operation.

13. Gibraltar Life Consultants:
Captive insurance agents for Gibraltar Life.

14. Group Insurance Benefits Ratios:
Ratio of policyholder benefits to earned premiums, policy charges and fee income.

15. Group Life Insurance and Group Disability Insurance Administrative Operating Expense Ratios:
Ratio of administrative operating expenses (excluding commissions) to gross premiums, and net policy charges and fee income.

16. Individual Retirement Strategies Account Values in General Account and Separate Account:
Amounts represent the breakdown of invested customer funds in annuities either written or reinsured by the Company.

17. Individual Retirement Strategies - Net Amounts at Risk:
Living Benefit Features - For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance.

Death Benefit Features - Net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

18. Insurance and Annuity Benefits:
Total death benefits, annuity benefits, disability benefits, other policy benefits, and losses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

19. International Life Planners:
Captive insurance Advisors in our Life Planner operations.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2024

KEY DEFINITIONS AND FORMULAS

20. Non-recourse and Limited-recourse Debt:
Limited and non-recourse borrowing is where the debt holder is only entitled to collect against the assets pledged to the debt as collateral or has very limited rights to collect against other assets.

21. Other Related Revenues:
Other related revenues include incentive fees, transaction fees, seed and co-investment results, and commercial mortgage revenues.

22. PGIM Asset Under Management Classifications:
Public Equity - Represents stock ownership interest in a corporation or partnership (excluding hedge funds) or real estate investment trust.

Public Fixed Income - Represents debt instruments that pay fixed interest and usually have a maturity (excluding mortgages).

Real Estate - Includes direct real estate equity and real estate mortgages.

Private Credit and Other Alternatives - Includes private credit, private equity, hedge funds and other alternative strategies.

Multi-Asset - Includes funds or products that invest in more than one asset class, balancing equity and fixed income funds and target date funds.

23. Policy Persistency - Group Insurance:
Percentage of the premiums in force at the end of the prior year that are still in force at the end of the period (excluding Servicemembers' Group Life Insurance and Prudential Employee Benefit Plan).

24. Policy Persistency - International Businesses:
13 month persistency represents the average percentage of face amount of policies that are still in force at their 13th policy month. 25 month persistency represents the average percentage of face amount of policies that are still in force at their 25th policy month.

25. Prudential Advisors:
Captive financial professionals in our insurance operations in the United States.

26. Prudential Financial, Inc. Equity:
Amount of capital assigned to each of the Company's segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment's risks. Represents all of Prudential Financial, Inc. equity that is not attributable to noncontrolling interests.

27. Separate Accounts:
Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.

28. Wrap-Fee Products:
Investment products generating asset-based fees in which the funds of the customer are generally invested in other investment products such as mutual funds.

Prudential Financial, Inc.
Quarterly Financial Supplement
Third Quarter 2024

RATINGS AND INVESTOR INFORMATION

FINANCIAL STRENGTH RATINGS
as of January 15, 2025
		Standard &		Fitch
	A.M. Best*	Poor's	Moody's*	Ratings*
The Prudential Insurance Company of America	A+	AA-	Aa3	AA-
PRUCO Life Insurance Company	A+	AA-	Aa3	AA-
PRUCO Life Insurance Company of New Jersey	A+	AA-	NR	AA-
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)	NR	A+	NR	NR
Gibraltar Life Insurance Company, Ltd.	NR	A+	NR	NR
The Prudential Gibraltar Financial Life Insurance Co. Ltd.	NR	A+	NR	NR
CREDIT RATINGS:
as of January 15, 2025

Prudential Financial, Inc.:
Short-Term Borrowings	AMB-1	A-1	P-2	F1
Long-Term Senior Debt	a-	A	A3	A-
Junior Subordinated Long-Term Debt	bbb	BBB+	Baa1	BBB

The Prudential Insurance Company of America:
Capital and surplus notes	a	A	A2	A

Prudential Funding, LLC:
Short-Term Debt	AMB-1	A-1+	P-1	F1+
Long-Term Senior Debt	a+	AA-	(P)A1	NR

PRICOA Global Funding I:
Long-Term Senior Debt	aa-	AA-	Aa3	AA-

* NR indicates not rated.

INVESTOR INFORMATION:

Corporate Office:
Prudential Financial, Inc.
751 Broad Street
Newark, New Jersey 07102

Common Stock:
Common Stock of Prudential Financial, Inc. is traded on the New York Stock Exchange under the symbol PRU.

For more information, please visit our website at investor.prudential.com.